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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS 3

As filed with the Securities and Exchange Commission on January 18, 2013

Securities Act Registration No. 333-180801
Investment Company Registration No. 811-22695

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.
and/or
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 2

RMR PREFERRED INCOME FUND
(Exact Name of Registrant as Specified in Charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(617) 332-9530
(Area Code and Telephone Number)

Adam D. Portnoy, President
RMR Preferred Income Fund
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
(Name and Address of Agent for Service)

With copies to:
Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522 (212) 735-3000	Louis A. Goodman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108 (617) 573-4800

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
(Approximate Date of Proposed Public Offering)

         If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

         It is proposed that this filing will become effective (check appropriate box)

         ☐ when declared effective pursuant to 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Shares, $.001 par value per share	N/A	N/A	$1,000,000(1)	$114.60(2)

(1)
Estimated solely for purposes of calculating the registration fee.

(2)
Previously paid.

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED JANUARY 18, 2013

[LOGO]

[        ] SHARES

RMR PREFERRED INCOME FUND

COMMON SHARES
$[      ] PER SHARE

         RMR Preferred Income Fund, or we, us or the Fund, is a newly organized, non-diversified closed end management investment company. We expect to list our common shares on the New York Stock Exchange, or NYSE, under the symbol "PIF", subject to notice of issuance.

        Investment Objective.    Our investment objective is to provide high current income to our common shareholders.

        Investment Strategy.    We will attempt to achieve our investment objective by investing primarily in preferred securities. Generally, in normal market conditions, we expect that (1) at least 80% of our Managed Assets will be invested in preferred securities, and (2) at least 50% of our Managed Assets will be invested in preferred securities issued by real estate companies, including real estate investment trusts, or REITs. Our Managed Assets are equal to the net asset value of the Fund plus the principal amount of any borrowings outstanding.

        Our Advisor.    We will be managed by our Advisor, RMR Advisors, Inc. Our Advisor currently manages one other registered closed end fund, RMR Real Estate Income Fund (NYSE MKT: RIF). Our Advisor is an affiliate of Reit Management & Research LLC, or Reit Management, which manages five publicly owned REITs and two publicly owned real estate based operating companies, which together have approximately $[        ] billion of total market capitalization.

         This Prospectus contains important information about us. You should read it before investing, and retain it for future reference. A Statement of Additional Information, or SAI, dated [                    ], 2013, the table of contents of which is on page 60 of this Prospectus, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI or our semi-annual or annual reports (when available) by calling us toll free at 1-866-790-8165 or by writing to us at RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. You may also obtain the same information for free from the SEC's website at www.sec.gov, or after this offering at our website at www.rmrfunds.com.

         There can be no assurance that the Fund will achieve its investment objective. Investing in our common shares involves risks described in "Risk Factors" beginning on page 22 of this Prospectus.

         Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public Offering Price	$	$

Sales Load(2)(3)	$	$

Proceeds, After Expenses, to the Fund(2)(4)	$	$

(1)
The underwriters may purchase up to an additional [    ] common shares within 45 days of the date of this Prospectus at the public offering price, less the sales load, solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to us will be $[    ], $[    ] and $[    ], respectively. See "Underwriting."

(2)
The Fund will not pay any sales load or offering expenses related to [    ] of our common shares which the underwriters have purchased from the Fund and agreed to sell to affiliates, officers and directors of our Advisor at $[    ] per common share. See "Underwriting."

(3)
The Fund has agreed to pay the underwriters $[    ] per common share as a partial reimbursement of expenses incurred in connection with the offering. Our Advisor (and not the Fund) has agreed to pay Destra Capital Investments LLC ("Destra") for distribution assistance in connection with the offering. The sum of all compensation to the underwriters in connection with this public offering of our common shares, including the sales load, the expense reimbursement, the fees paid to Destra for distribution assistance in connection with the offering and all forms of additional payments to the underwriters, will not exceed [      ]% of the total public offering price of the common shares sold in this offering. The expense reimbursements that are to be paid to the underwriters, and the distribution assistance fees that are to be paid to Destra, referenced in this footnote are not reflected in the sales load in the table above. See "Underwriting."

(4)
Our Advisor has agreed to pay all of our organizational costs and all of our offering expenses, excluding the sales load, that exceed $[    ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor, which may include reimbursement of our Advisor's expenses incurred in connection with this offering. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $[      ], or $[    ] per common share. The aggregate offering expenses (other than the sales load) to be incurred by the Fund are estimated to be $[    ], or $[    ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor. The aggregate organizational and offering expenses (other than the sales load) to be incurred by our Advisor on our behalf are estimated to be $[    ], or $[    ] per common share. If the underwriters exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load) are estimated to be $[    ], or $[    ] per common share, with $[    ], or $[    ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor, being incurred by the Fund and $[    ], or $[    ] per common share, being incurred by our Advisor.

The common shares will be delivered on or about [                        ].

[List of underwriters]

The date of this Prospectus is [                        ], 2013.

        No Prior Trading History.    We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for our shares equal to or greater than net asset value will result when our common shares begin to trade. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering.

        Leverage.    We may seek to enhance the level of our cash distributions and total return through the use of leverage. Under current market conditions, we intend to utilize leverage in an amount equal to approximately [      ]% of our Managed Assets ([      ]% of our net assets) principally through borrowings in the form of loans from financial institutions. The Fund expects that it will take up to [    ] months for it to fully implement its intended amount of leverage. However, we may revise the amount of leverage we employ at any time, and from time to time, without notice to shareholders based on then current market conditions, costs of issuance or servicing leverage or other factors considered relevant by our Advisor and our board of trustees, or the Board. Our use of leverage may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize if we did not use leverage. The cost of using leverage will be borne by our common shareholders. Because the fee we pay to our Advisor is calculated on the basis of our Managed Assets, our use of leverage increases the fee paid to our Advisor. We have no current intention to leverage by issuing preferred shares but may do so in the future. There can be no assurance that our leverage strategies will be successful.

         Our common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation or by any other governmental agency.

        You should rely only on the information contained in or incorporated by reference into this Prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Unless otherwise stated, all information in this Prospectus assumes that the underwriters' overallotment option is not exercised. See "Underwriting."

        Until [          ] (25 days after the date of this Prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

        This summary does not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risk Factors."

The Fund	RMR Preferred Income Fund, or we, us or the Fund, is a newly organized, non-diversified, closed end management investment company.
The Offering

We are offering [          ] of our common shares, par value $.001 per share, of which affiliates of our Advisor have agreed to purchase [            ]. The public offering price is $ [            ] per common share. You must purchase at least [            ] common shares ($ [            ]). We have granted the underwriters an option to purchase up to [            ] additional common shares to cover overallotments, if any.

Investment Objective

Our investment objective is to provide high current income to our common shareholders. There can be no assurance that we will achieve our investment objective. Our investment objective is not a fundamental policy and may be changed by action of our board of trustees, or the Board, without shareholder approval.

Investment Strategy	We will attempt to achieve our investment objective by investing primarily in preferred securities. Generally, under normal market conditions, our investment strategy will be as follows:
• At least 80% of our Managed Assets will be invested in preferred securities. Some of the preferred securities in which we invest may be convertible preferred securities.

•

At least 50% of our Managed Assets will be invested in preferred securities issued by real estate companies, including real estate investment trusts, or REITs. For purposes of our investment policies, a real estate company is a company that derives at least 50% of its revenue from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets invested in real estate.

• We may invest up to 20% of our Managed Assets in debt securities.

•

Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable." We may invest in both investment grade and non-investment grade ratable securities. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's Investors Service, Inc., or Moody's, Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or S&P, or Fitch Ratings, Inc., or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our Advisor. For purposes of our credit quality policies, if the rating agencies assign different ratings to a security, we will use the rating chosen by our Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, our Advisor determines its comparable rating before we invest in it. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities. There is no limit on the percentage of our Managed Assets that we may invest in non-investment grade ratable securities.

• We will not invest in the securities of any company managed by our Advisor or by an affiliate of our Advisor.

Unless otherwise indicated in the Prospectus or the Statement of Additional Information, or SAI, our investment objective and our investment policies are considered non-fundamental and may be changed by action of our Board without shareholder approval. However, our investment objective and our policy of investing at least 80% of our Managed Assets in preferred securities may only be changed upon 60 days' prior written notice to shareholders.

Use of Leverage

We may seek to enhance the level of our cash distributions and total return through the use of leverage. Under current market conditions, we intend to utilize leverage in an amount equal to approximately [            ]% of our Managed Assets ([            ] % of our net assets) principally through borrowings in the form of loans from financial institutions. The Fund expects that it will take up to [            ] months for it to fully implement its intended amount of economic leverage. However, we may revise the amount of leverage we employ at any time, and from time to time, without notice to shareholders. All interest and principal payments on our borrowings, if any, will have priority claims on our income and assets over distributions on our common shares. So long as the returns that we realize on these investments exceed the expenses arising from these investments, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage. However, there is no guarantee that our leverage strategy will be successful. If the income we receive on investments that are funded with leverage is less than our leverage costs, the use of leverage may reduce our income and decrease the distributions you receive from us.

Managed Assets	Our Managed Assets are equal to the net asset value of the Fund plus the principal amount of any borrowings outstanding.
Investment Advisor

We will be managed by our Advisor, RMR Advisors, Inc. Our Advisor will be our investment manager. Our Advisor manages one other closed end fund, RMR Real Estate Income Fund (NYSE MKT: RIF). Our Advisor is an affiliate of Reit Management & Research LLC, or Reit Management, which manages five publicly owned REITs and two publicly owned real estate based operating companies, which together have approximately $[        ] billion of total market capitalization. We will pay our Advisor a monthly management fee equal to an annual rate of [            ]% of our average daily Managed Assets, which we refer to as the Management Fee.

For the first five years after the closing of this offering, our Advisor has agreed to waive its Management Fee in an amount equal to an annual rate of [            ]% of our average daily Managed Assets. This contractual fee waiver is part of our investment management agreement with our Advisor, or our Advisory Agreement, and, as such, may only be terminated by action of our shareholders and our Board, including a majority of our trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, or the 1940 Act) of us.

Our Advisor will pay all our organizational costs. It will also pay offering expenses, excluding the sales load, that exceed $[            ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor. Our Advisor (and not the Fund) has agreed to pay Destra Capital Investments LLC ("Destra") for distribution assistance in connection with the offering. The sum of all compensation to the underwriters in connection with this public offering of our common shares, including the sales load, the expense reimbursement, the fees paid to Destra for distribution assistance in connection with the offering and all forms of additional payments to the underwriters, will not exceed [      ]% of the total public offering price of the common shares sold in this offering. The expense reimbursements that are to be paid to the underwriters, and the distribution assistance fees that are to be paid to Destra, are not reflected in the sales load. See "Underwriting."

Custodian	State Street Bank & Trust Company, or State Street, will be the custodian of our assets.
Secondary Market Support Services

Destra will provide the Fund secondary market support services in connection with our on-going operations for an initial term of one (1) year from the closing of this offering through the first anniversary of the closing of this offering ("Initial Term"), and we will have four (4), one (1) year extension options which can be exercised at our sole discretion ("Renewal Terms"). These services include, but are not limited to, providing customary market support services provided by other similar broker/dealers to closed end funds. We will pay Destra an annual fee in an amount equal to [            ]% ([            ] bps) of our average aggregate daily Managed Assets during the Initial Term, and [            ]% ([            ] bps) of our average aggregate daily Managed Assets during any Renewal Terms, each to be accrued and paid in the same manner, over the same period and paid on the same day as our Advisor's investment advisory fee is paid under its investment advisory agreement.

Administration and Subadministration	Our Advisor will also be our administrator. Substantially all administrative activities will be conducted on our Advisor's behalf by State Street, as subadministrator.
Transfer Agent and Registrar	Wells Fargo Bank, N.A., Shareowner Services, or Wells Fargo, will be our transfer agent and registrar.
Listing and Symbol	We expect to list our common shares on the New York Stock Exchange, or NYSE, under the symbol "PIF".

Distributions on Common Shares

We intend to pay regular quarterly cash distributions. Subject to authorization by our Board, we anticipate that our initial distribution will be declared within approximately 45 days, and paid approximately 60 to 90 days, after the completion of the initial closing of this offering. Our distribution rate may be adjusted from time to time by our Board, depending upon the actual or anticipated performance of our investments, the interest payable on our debt, if any, and other factors. A portion of our distributions may be classified as capital gains or a return of capital for tax and financial statement purposes as a result of the character of the distributions we receive from REITs in which we invest. See "Distributions." See also "Tax Matters" for additional discussion of the characterization of our distributions for tax purposes.

Dividend Reinvestment Plan

We have a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan." Under the Plan you will receive all of your distributions (whether sourced from earnings or a return of capital) in our common shares, unless you elect to receive them in cash. You will also have the option to acquire additional common shares for cash. Our stock transfer agent and registrar, Wells Fargo, will administer the Plan. Wells Fargo will receive your distributions and purchase common shares in the market or from us for your account. Shares will be purchased in open market transactions whenever the market price of our shares plus estimated brokerage costs is less than our net asset value. If on the payment date of the distribution the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date. You will pay a pro rata share of brokerage commissions incurred by Wells Fargo when it makes open market purchases of our shares pursuant to the Plan. You will also pay Wells Fargo a brokerage commission when it sells your shares in the Plan. This automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will receive additional shares, not cash.

Principal Risks	There can be no assurance that the investment objective of the Fund will be achieved or that its investment objective will be successful.

A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more complete list of risks described below under "Risk Factors" before purchasing our shares.

• Investment Risk. An investment in us is subject to investment risk, including the possible loss of the entire principal amount that you invest. See "Risk Factors—Investment Risk."

•

Market Risk.    Your investment in common shares represents an indirect investment in the preferred securities and other investments owned by us. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of your dividends and distributions. We may utilize leverage, which magnifies this market risk. See "Risk Factors—Market Risk."

• Preferred Securities Risk. There are various risks associated with investing in preferred securities, including those described below. See "Risk Factors—Preferred Securities Risk."

•

Deferral and Omission Risk.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences.

•

Credit Risk.    Credit risk is the risk that a security in our portfolio will decline in value because the issuer of the security may fail to make dividend, interest or principal payments as a result of a decline in the issuer's financial circumstances or otherwise.

•

Subordination Risk.    Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk.    Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of preferred securities generally will decline. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

•

Call Reinvestment Risk.    Most preferred securities allow the issuer the option to redeem, or call, the security after the passage of a certain time or in other circumstances. During periods of declining interest rates, an issuer may be able to exercise this call option and we may be forced to reinvest in lower yielding securities.

•

Liquidity Risk.    Preferred securities of many companies are substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by us or for prices which may be expected based upon historical but infrequent trading.

•

Limited Voting Rights Risk.    Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a director or directors to the issuer's board for so long as the arrearages continue.

•

New Types of Securities.    From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. We may invest in these securities if our Advisor believes that doing so would be consistent with our investment objective and policies. Because the market for these instruments would be new, we may have difficulty disposing of them at a suitable price and time. In addition to this potential for limited liquidity, these instruments may present many of the other risks discussed in this Prospectus, such as high price volatility. If, in the future, we invest materially in any such new types of securities, we will provide information to our existing shareholders with respect to any such new types of securities consistent with our obligations under the 1940 Act.

•

Convertible Securities Risk.    We may invest in preferred securities which are convertible into the issuer's common shares or other securities. Because of the conversion feature, the market value of convertible preferred securities tends to vary with fluctuations in the market value of the underlying issuer's common stock. See "Risk Factors—Convertible Securities Risk."

•

Below Investment Grade Securities Risk.    We may invest in securities that are rated below investment grade. Lower rated securities, or equivalent unrated securities, which are commonly known as "high yield" securities or "junk bonds," generally involve greater price volatility and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic conditions or changes in the issuer's circumstances than higher grade securities. See "Risk Factors—Below Investment Grade Securities Risk."

•

Real Estate Risks.    There are various risks associated with investing in securities issued by real estate companies, including those described below. See "Risk Factors—Risks Arising From Our Investments In REITs."

• Real Estate Cycle Risks. A recession or other slowing of general economic activities may cause a decline in the value of our real estate company and REIT investments.

•

Property Type Risks.    Real estate companies (including REITs) which focus on a particular type of real estate are subject to risks which affect the users of their properties. For example, securities of REITs which invest in healthcare facilities may decline in value if Medicare or Medicaid rates decline.

• Location Risks. Real estate companies (including REITs) which focus on particular geographic areas may incur losses because of economic changes in those areas.

•

Other Real Estate Risks.    Real estate taxes and property insurance costs recently have increased in many locations; environmental laws may make real estate companies (including REITs) responsible for clean up costs; and laws affecting safety or public access may require REITs to incur capital expenditures.

•

Debt Securities Risk.    We may invest in debt securities, and there are special risks associated with investing in these securities including credit risk, interest rate risk, call risk, extension risk, liquidity risk and prepayment risk. See "Risk Factors—Debt Securities Risk."

•

Concentration Risk.    Our investments will be concentrated in the real estate industry. A general decline in the profitability or credit characteristics of the real estate industry is likely to cause a decline in the value of our investments, which would be greater than if we did not concentrate our investments in the real estate industry. See "Risk Factors—Concentration of Investments."

•

Leverage Risk.    We intend to use leverage to increase our investments. The value of your common shares may decline faster than it would if we did not use leverage. Holders of our debt will have priority rights to our income and assets over your rights as an owner of our common shares. If we utilize leverage, the fees paid to our Advisor for investment advisory and management services will be higher than if we did not utilize leverage because the fees paid will be calculated based on our Managed Assets, which include the principal amount of outstanding borrowings and the liquidation preference of preferred shares, if any. See "Risk Factors—Leverage Risk."

•

Risk of Market Price Discount from Net Asset Value.    Shares of closed end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether our common shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering of our common shares by the sales load and the amount of offering expenses we pay. See "Risk Factors—Market Discount Risks."

•

Non-Diversified Status.    Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. See "Risk Factors—Non-Diversification Risks."

•

Market Disruption/Economic Climate Risk.    Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The slow pace of recovery from the recent recession has caused unemployment to remain at high levels. At present, the difficulties encountered by certain European countries to pay or extend their sovereign debts has caused some investors to be concerned about a worldwide recession which may reverse the recent modest economic recovery in the United States. Any or all of these factors could cause the value of our investments to decline; and, as a result, your investment in our shares could decline and we could become unable to meet our investment objective to pay high current income to shareholders. See "Risk Factors—Market Disruption/Economic Climate Risk."

•

Dodd-Frank Act Risk.    Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse to us and our ability to achieve our investment objective. See "Risk Factors—Dodd-Frank Act Risk."

•

Anti-Takeover Provisions.    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. These provisions may deprive you of the ability to sell your common shares at a premium to their market value. See "Risk Factors—Anti-Takeover Provisions."

• No Operating History. We are a newly organized company and have no history of operations. See "Risk Factors—No Operating History."

SUMMARY OF FUND EXPENSES

        The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The annual expenses table below is based on estimated amounts for our first year of operations and assumes that we issue approximately 10,000,000 common shares and that we use leverage, as we currently expect, in the form of borrowings in an amount equal to approximately [      ]% of our Managed Assets ([      ]% of our net assets). The amount of leverage and the type of leverage we will use will depend upon market conditions in effect from time to time. If we issue fewer than 10,000,000 common shares, all other things being unchanged, these expenses as a percentage of our net assets attributable to common shares would be higher. Note 5 to the table below shows our expense if we issue 5,000,000 common shares.

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	[ ]	%
Common offering expenses borne by the common shareholders (as a percentage of offering price)	[ ]%	(1)(2)
Dividend reinvestment and cash purchase plan fees	None	(3)

Annual Expenses

As a Percentage of Net Assets Attributable to Common Shares(4)(5)(6)
Management fees	[ ]	%
Interest payments on borrowed money(7)	[ ]	%
Other expenses(4)	[ ]	%
Total annual expenses	[ ]	%
Fee waiver (Years 1 - 5)(8)	[ ]	%
Total net annual expenses (Years 1 - 5)	[ ]	%

(1)
Our Advisor will pay all of our organizational costs and all of our offering expenses, excluding the sales load, that exceed $[      ] per common share sold by the underwriters to persons other than affiliates, officers and directors of the Advisor ([      ]% of the offering price). The aggregate organizational and offering expenses (other than the sales load) are estimated to be $[      ], or $[      ] per common share. The aggregate offering expenses (other than the sales load) to be incurred by the Fund are estimated to be $[      ], or $[      ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor. The aggregate organizational and offering expenses (other than the sales load) to be incurred by our Advisor on our behalf are estimated to be $[      ], or $[      ] per common share. If the underwriters exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load) are estimated to be $[      ], or $[      ] per common share, with $[      ], or $[      ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor, being incurred by the Fund and $[      ], or $[      ] per common share, being incurred by our Advisor.

(2)
Our Advisor (and not the Fund) has agreed to pay Destra for distribution assistance in connection with the offering. The expense reimbursements that are to be paid to the underwriters, and the distribution assistance fees that are to be paid to Destra, are not reflected in the sales load. See "Underwriting."

(3)
You will not be charged any fees if distributions are declared and are paid in our common shares issued by us or in cash. Each participant in the dividend reinvestment plan will be charged a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of our common shares under the plan. You will also pay service and brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4)
Amounts are based upon estimated amounts for the year following completion of this offering. These amounts include estimated payments of approximately $[      ] by the Fund to Destra under an Secondary Market Support Services Agreement between the Fund and Destra.

(5)
Assumes leverage of [      ]% of our net assets attributable to common shares ([      ]% of our Managed Assets). "Managed Assets" means the net asset value of the Fund plus the principal amount of any borrowings outstanding. The Fund's net assets attributable to common shares are the Fund's Managed Assets minus the value of the Fund's assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. This table reflects the fact that you, as a common shareholder, will bear the expenses of the Fund's use of leverage in the form of higher fees as a percentage of the Fund's net assets attributable to common shares than if the Fund did not use leverage. The Fund currently anticipates that it will take up to [      ] months for it to fully implement its intended amount of leverage.

In order to help you better understand the costs associated with the Fund's leveraging strategy, and to better understand the range of costs you will bear as a common shareholder as the Fund moves toward full implementation of its leveraging strategy, the table presented below estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to common shares, assuming the Fund is the same size as in the table above and does not use any leverage. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

As a Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Management fees	[ ]	%
Other expenses(4)	[ ]	%
Total annual expenses	[ ]	%
Fee waiver (Years 1 - 5)(8)	[ ]	%
Total net annual expenses (Years 1 - 5)	[ ]	%
(6)
The percentages represent the estimated expenses you will pay assuming that we issue 10,000,000 common shares. Because of certain economies of scale, the expenses will increase if we issue a lesser number of shares and they will decrease if we issue a greater number of shares. For example, if we issue only 5,000,000 common shares, the annual expenses you would bear will be as follows:

As a Percentage of Net Assets Attributable to Common Shares (assuming leverage is used)
Management fees	[ ]	%
Interest payments on borrowed money	[ ]	%
Other expenses(4)	[ ]	%
Total annual expenses	[ ]	%
Fee waiver (Years 1 - 5)(8)	[ ]	%
Total net annual expenses (Years 1 - 5)	[ ]	%

As a Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Management fees	[ ]	%
Other expenses(4)	[ ]	%
Total annual expenses	[ ]	%
Fee waiver (Years 1 - 5)(8)	[ ]	%
Total net annual expenses (Years 1 - 5)	[ ]	%
(7)
Assumes the use of leverage in the form of borrowings from financial institutions representing [      ]% of Managed Assets at an annual interest expense to the Fund of [      ]%, which is based on current market conditions. Financial institutions may also charge the Fund an up-front commitment fee and unused facility fees. The Fund currently intends to use the entire amount of any credit facility it may enter with a financial institution and does not currently expect to pay an up-front commitment fee. The actual amount of interest expense borne by the Fund will vary over time in accordance with variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes. The Fund expects that it will take up to [      ] months for it to fully implement its intended amount of economic leverage.

(8)
Our Advisor has contractually agreed to waive part of its Management Fee in the amount of [      ]% of average daily Managed Assets for our first five years of operations which, for the purposes of this table, has been converted into a percentage of net assets attributable to common shares. This contractual fee waiver is part of our Advisory Agreement and, as such, may only be terminated by action of our Board, including a majority of our trustees who are not "interested persons" (as defined in the 1940 Act) of us, and our shareholders. See "Management of the Fund."

        The following example illustrates the expenses (including the sales load of $[      ] and estimated offering expenses of $[      ]) that you would pay on each $1,000 investment in our common shares, assuming (1) total net annual expenses of [      ]% in years 1 through 5, (2) total net annual expenses of [      ]% in years 6 through 10 (to reflect the expiration of our contractual Management Fee waiver), (3) a 5% annual return and (4) that all dividends and distributions are reinvested at net asset value. The purpose of this example is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. This example is mandated by applicable Securities and Exchange Commission, or SEC, regulations and should not be considered a representation of future expenses, leverage or rates of return. Our actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the example.

	1 YEAR		3 YEARS		5 YEARS		10 YEARS
Total Expenses Incurred(1)	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1)
The final number of common shares issued will affect these expenses. If, for example, we issue 5,000,000 common shares and use leverage as we currently anticipate, these cumulative expenses would be approximately $[      ], $[      ], $[      ] and $[      ], respectively.

 THE FUND

        We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Maryland statutory trust on April 4, 2012. We expect to list our common shares on the NYSE under the symbol "PIF", subject to notice of issuance. Our principal place of business is located at Two Newton Place, 255 Washington Street, Newton, Massachusetts 02458, and our telephone number is (617) 332-9530.

USE OF PROCEEDS

        The net proceeds of this offering of common shares will be $[      ]. We have granted the underwriters an option to purchase up to an additional [      ] common shares within 45 days of this Prospectus at the public offering price to cover overallotments. If the underwriters exercise their overallotment option in full, the net proceeds of this offering will be $[      ]. The Fund will pay the sales load plus all of its offering expenses up to $[      ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor, or $[      ]. This payment may include reimbursement of costs previously paid by our Advisor. Our Advisor has agreed to pay all of our organizational costs and the offering expenses, excluding the sales load, that exceed $[      ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor. We expect to invest the net proceeds of the offering in a manner consistent with the investment objective and policies described in this Prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objective and policies, we anticipate that the net proceeds will be invested in U.S. Government securities or other high quality, short term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

        Our investment objective is to provide high current income to our common shareholders. Our investment objective is not fundamental, meaning it may be changed by action of our Board without common shareholder approval. To achieve our investment objective we intend to operate as described below. There can be no assurance that we will achieve our investment objective. In addition, the percentage limitations applicable to the Fund's portfolio described in this Prospectus apply only at the time of investment, and the Fund will not be required to sell investments due to subsequent changes in the value of investments that it owns.

        Concentration.    We will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry.

        Primary Investments.    Under normal market conditions, we invest (1) at least 80% of our Managed Assets in preferred securities, including floating rate preferred securities and convertible preferred securities, and (2) at least 50% of our Managed Assets in preferred securities of real estate companies, including REITs. For purposes of our investment policies, a real estate company is a company that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate. In addition, we may invest up to 20% of our Managed Assets in debt securities. Unless otherwise indicated in this Prospectus or the SAI, our investment objective and our investment policies are considered non-fundamental and may be changed by action of our Board without shareholder approval. However, our investment objective and our policy of investing at least 80% of our Managed Assets in preferred securities may only be changed upon 60 days' prior written notice to our shareholders.

        Types of Securities.    We currently anticipate primarily investing in the following types of securities:

Preferred Securities

        Preferred securities consist of preferred equity interests that pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. We may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

        Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the short term interest rate. Because of the interest rate reset feature, floating rate securities provide us with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

        Pursuant to the corporate dividends received deduction, or DRD, corporations may generally deduct 70% of the income they receive from dividends on preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like us generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Under current law, individuals will generally be taxed at long term capital gain rates on qualified dividend income, or QDI, for taxable years beginning on or before December 31, 2012. Individual stockholders of a regulated investment company like us generally may be eligible to treat as QDI that portion of their distributions attributable to QDI received and designated as such by the regulated investment company. However, not all preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs described below. Within the category of preferred securities, we may invest in preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to QDI).

Debt Securities

        We may invest up to 20% of our Managed Assets in debt securities. Debt securities in which we may invest will include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The majority of debt securities purchased by us will be rated, but we reserve the right to purchase debt securities that are unrated by a nationally recognized statistical ratings organization.

Convertible Securities

        We may invest in convertible securities, though we expect to have limited exposure to convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of preferred securities or bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Real Estate Investment Trusts

        We expect to invest in REITs. A REIT is a company that primarily owns income producing real estate, real estate mortgages or mortgage related securities. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its real estate investment trust taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and mortgage related securities and derive their income primarily from interest payments. Mortgage REITs may experience a decline in the value of their investments if issuers default on their mortgage obligations. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The important factors which we will consider in selecting REIT securities for investment will include the following:

  •
  The real estate property type, mortgages and mortgage related securities in which the REIT invests and our Advisor's view of the cyclical prospects for that type of asset at the time of the investment;

  •
  The location of the real estate in which the REIT is invested or underlying the mortgages in which the REIT invests and our Advisor's view of the value of properties in that location at the time of the investment;

  •
  Our Advisor's view of the quality of the REIT's management;

  •
  We will not invest more than 5% of our total Managed Assets in securities issued by any one REIT;

  •
  Our investment in any one REIT will not exceed 5% of the total value of securities issued by any one REIT; and

  •
  We do not currently intend to invest in REITs that are not listed on a national securities exchange.

        Our Advisor is an affiliate of Reit Management, a company that manages five publicly owned REITs and two publicly owned real estate based operating companies with total market capitalization of approximately $[        ] billion. Some of the senior managers of Reit Management will serve as part of the team of our portfolio managers. Our Advisor believes that the experience of these portfolio managers may provide us a competitive advantage in selecting REIT securities for investment.

Below Investment Grade Ratable Securities

        Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered ratable. Below investment grade ratable securities are those rated below Baa3, BBB- or BBB- by Moody's, S&P or Fitch, respectively. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are sometimes referred to as "high yield" securities. Our investment policies do not limit the amount of non-investment grade ratable securities in which we may invest. We expect that many of the preferred securities in which we will invest will be non-investment grade rated or high yield securities.

Derivatives

        Though we do not currently intend to do so, we expect that our primary use of derivatives, if any, will be interest rate hedging transactions, primarily interest rate swap or cap transactions, designed to reduce the interest rate risk of our leverage. See "Interest Rate Transactions." We also may engage in interest rate transactions to hedge our interest rate exposure in our portfolio holdings. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate swap, and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short term interest rates could have on the performance of our portfolio holdings or of our common shares as a result of leverage.

Common Stock

        We may also invest in common stocks, including common stocks of REITs. Common stocks represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stocks purchased by us could decline if the financial condition of the companies in which we invest declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or locations, such as excessive development of certain types of real estate in certain locations, labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Illiquid Securities

        We may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or the Securities Act, and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Securities that do not have a readily available market may include certain small cap securities, such as small sized REITs, or certain unrated securities. Illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and we might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. We might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Our investment policies do not limit the amount of illiquid securities in which we may invest.

New Issues and Follow On Offerings

        In addition to purchasing securities in the secondary market, we intend to seek investment opportunities in new issues and follow on or secondary offerings including offerings of preferred securities. Our Advisor, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to all investors. By investing in such offerings, our Advisor may be able to secure favorable terms for us, such as attractive pricing relative to other securities available in the secondary market.

Related Party Investments

        Our Advisor is the investment manager of one other closed end management investment company: RMR Real Estate Income Fund (NYSE MKT: RIF). An affiliate of our Advisor is the manager for five REITs: Hospitality Properties Trust (NYSE: HPT), CommonWealth REIT (NYSE: CWH), Senior Housing Properties Trust (NYSE: SNH), Government Properties Income Trust (NYSE: GOV) and Select Income REIT (NYSE: SIR) and two publicly owned real estate based operating companies: Five Star Quality Care, Inc. (NYSE: FVE) and TravelCenters of America, LLC (NYSE MKT: TA). We will not invest in any securities issued by any of these companies or any other company which is affiliated with our Advisor.

Defensive Positions

        In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our Managed Assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 80% of our Managed Assets are invested in preferred securities or less than 50% of our Managed Assets are invested in preferred securities of real estate companies, including REITs. If we decide to hold some or all of our assets in cash, we may invest our cash in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when we have such defensive investments, we may not achieve our investment objectives.

DISTRIBUTIONS

        We intend to make regular quarterly distributions to you. Subject to authorization by our Board, we expect to declare our first distribution to you within approximately 45 days, and pay this distribution to you approximately 60 to 90 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our Board based upon our performance, our expected performance and other factors considered from time to time.

        We expect to derive ordinary income primarily from distributions received on the preferred and other securities owned by us. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of our fiscal year. We may also earn ordinary income from interest and from dividends received on other securities which we own. Our ordinary income is reduced by the expenses incurred. The 1940 Act allows us to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by us when we sell investments for amounts different from their adjusted tax basis.

        As described above, while borrowings are outstanding, we may not pay distributions to common shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions.

Level Rate Dividend Policy

        Subject to the determination of our Board to implement a managed dividend policy, as discussed below, commencing with our first regular distribution, we intend to implement a level rate distribution policy, pursuant to which we intend to make regular quarterly cash distributions to common shareholders at a level rate based on our projected performance, which rate is a fixed dollar amount which may be adjusted from time to time. The tax treatment and characterization of our distributions may vary significantly from time to time because of the varied nature of our investments. We intend to make distributions quarterly, but the ultimate tax characterization of our distributions made in a taxable year cannot be finally determined until after the end of that taxable year.

        Our ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from our investments. Over time, we intend to distribute substantially all of our net investment income. In addition, at least annually, we intend to distribute substantially all of our net realized capital gains, if any, to shareholders. Subject to authorization by our Board, we expect to declare the initial quarterly distribution on the common shares within approximately 45 days, and pay approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Our net investment income consists of all income accrued on portfolio assets less all our expenses. Our expenses are accrued each day. At times, to maintain a stable level of distributions, we may pay out less than all of our net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. To permit us to maintain a more stable quarterly distribution, we may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by us for any particular quarterly period may be more or less than the amount of net investment income actually earned by us during the period. Undistributed net investment income will be added to our net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from our net asset value. See "Taxation."

        Because the character of the income which we receive from our REIT investments will generally not be known until after year end, we will generally be unable to precisely know that our regular distributions equal our net investment income or that our annual capital gains distributions equal our net capital gains income. We generally do not intend to make distributions to our common shareholders in excess of our net investment income (i.e., our dividends received less our operating expenses and payments and distributions to lenders and preferred shareholders, if any), although we are permitted to do so, as described above, and may elect to do so if our Board determines it to be in the best interests of our shareholders. A portion of our distributions, however, may be characterized as "return of capital" distributions for U.S. federal income tax purposes because distributions we receive from certain companies in which we intend to invest (e.g., REITs) may be characterized as a return of capital for U.S. federal income tax purposes. When we receive a return of capital distribution, such distribution is generally excluded in calculating our earnings and profits. This exclusion can have the effect of causing a portion of our distributions to investors to constitute a return of capital to such investors. A return of capital distribution is generally treated as tax-free to you, up to the amount of your tax basis in the shares, reducing that basis accordingly. To the extent such distributions, in the aggregate, exceed your basis, you will be treated as having gain from the sale or exchange of the shares. When you sell your shares, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Additionally, certain mandatory accounting adjustments require us to report dividend income we may receive from REITs characterized by such REITs as capital gain or return of capital as something other than "investment income" in our financial statements, which would result in a portion of our distributions to common shareholders being characterized as a "return of capital" in our financial statements even though the amount of distributions we may have paid to common shareholders do not exceed the amount of the distributions we have received from REITs in which we invest (less our operating expenses and payments and distributions to lenders and preferred shareholders, if any).

Managed Dividend Policy

        As discussed above, we intend to implement a "level dividend policy," which is a policy whereby we will seek to pay a regular quarterly dividend. We may also rely on an exemptive order from the SEC to implement a managed dividend policy, which is similar to a level dividend policy but which would allow us additional flexibility in maintaining a regular dividend rate by permitting us to distribute capital gains more frequently than the 1940 Act would otherwise allow.

        We may rely on an exemptive order from the SEC to implement a managed dividend policy. If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from our assets and may constitute a return of capital. Our final distribution for each calendar year would include substantially all of any remaining net investment income and net realized capital gain undistributed during the year. In the event we distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease our assets and, therefore, have the likely effect of increasing our expense ratio. There is a risk that we would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, we may have to sell a portion of our investment portfolio at a time when independent investment judgment might not dictate such action.

        A managed dividend policy may require certain distributions that may be deemed a return of capital for tax purposes. For each taxable year, the Excess generally will be treated as a return of capital that is tax free to the common shareholders, up to the amount of the shareholder's tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of such common shares. In certain instances, we may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income.

        There is no guarantee that our Board will determine to implement a managed dividend policy. Our Board reserves the right to change the distribution policy from time to time and to amend or terminate a level rate dividend policy or a managed dividend policy at any time without prior notice to common shareholders.

        A level rate dividend policy or a managed dividend policy would result in the payment of distributions in approximately the same amount or percentage to common shareholders each quarter (or other period set by our Board). If the source of the distribution were the original capital contribution of the common shareholder, and the payment amounted to a return of capital, we would be required to provide written disclosure to that effect. Nevertheless, common shareholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common shareholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from us is net profits.

USE OF LEVERAGE

        We currently intend to seek to enhance our level of distributions and total return through the use of leverage. Under current market conditions, we intend to utilize leverage in an amount equal to approximately [      ]% of our Managed Assets ([      ]% of our net assets) through borrowings. Although we have no current intention of doing so, we may utilize additional forms of leverage through the issuance of preferred shares, as discussed herein. We may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by our Board. Any payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes in the value of our investment securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

        Leverage Restrictions.    Under the 1940 Act, we generally are not permitted to borrow money if the principal amount of such borrowings exceeds 33 1/3% of our assets less liabilities other than the borrowings (i.e., the value of our assets must be at least 300% of the principal amount of any borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes. In addition, we are not permitted to declare any cash dividend or other distribution on our common shares unless, at the time of such declaration, the value of our assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If we borrow, we intend, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of our Board. See "Borrowings."

        Under the 1940 Act, we are not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of our outstanding preferred shares exceeds 50% of our assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of our assets must be at least 200% of the liquidation value of our outstanding preferred shares). In addition, we are not permitted to declare any cash dividend or other distribution on our common shares unless, at the time of such declaration, the value of our assets less liabilities other than borrowings is at least 200% of such liquidation value. If we issue preferred shares, we intend, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. If we have preferred shares outstanding, two of our trustees will be elected by the holders of preferred shares, voting separately as a class. Our remaining trustees will be elected by holders of common shares and preferred shares voting together as a single class. In the event we fail to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of our trustees. See "Description of Shares—Fund Preferred Shares."

        If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to redeem some or all of our fund preferred shares or to repay debt in order to maintain applicable asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to satisfy the applicable asset coverage requirements could result in a prohibition on our payment of dividends; and our failure to pay dividends could result in our ceasing to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code, and would have a material adverse effect on the value of your common shares.

        We may be subject to certain restrictions imposed by lenders under borrowings, by the terms of our fund preferred shares or by guidelines established by rating agencies in connection with fund preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objective; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objective, we will not issue fund preferred shares or borrow, or we may discontinue the use of leverage. The rights of any of our lenders to receive payments of interest or repayments of principal, and the rights of any holders of our preferred shares to receive dividends and payments upon our liquidation, may be senior to those of our common shareholders. See "Risk Factors—Leverage Risks."

        Impact of Leverage.    Assuming that leverage will (1) be equal in amount to approximately [      ]% of our Managed Assets ([      ]% of our net assets) after such borrowings, and (2) charge interest or involve payments at a rate set by an interest rate transaction at an annual average rate of [      ]%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately [      ]% of our Managed Assets in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

        The following table is furnished in response to the requirements of the SEC. It is designed to illustrate the effect of leverage on your common share annual total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table assumes leverage in an aggregate amount equal to approximately [      ]% of our Managed Assets ([      ]% of our net assets) and a cost of leverage equal to [      ]% per year.

Assumed portfolio total return	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Corresponding return to common shareholder	([ ]	)%	([ ]	)%	([ ]	)%	[ ]	%	[ ]	%

        During the time in which we use leverage, the amount of the fees paid to our Advisor will be higher than if we did not use leverage because these fees will be calculated based on our Managed Assets.

        Other Borrowings.    We may also borrow on a temporary basis for extraordinary or emergency purposes, including payment of distributions and securities transactions settlements which otherwise might require untimely dispositions of our investments.

RISK FACTORS

        We are a non-diversified, closed end management investment company designed primarily as a long term investment and not as a trading vehicle. We do not intend to be a complete investment program. Because of the uncertainties inherent in all investments, there can be no assurance that we will achieve our investment objective. All stock market investments involve risks, including the risk that you may lose some or all of your investment. Your common shares at any time may be worth less than you invested, even after taking into account the reinvestment of dividends and distributions which you receive. Before deciding to purchase any of our shares you should consider the material risks described below.

Investment Risk

        An investment in us is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk

        Your investment in common shares represents an indirect investment in the preferred securities and other assets owned by us. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of your dividends and distributions. We may utilize leverage, which magnifies the market risk. See "Use of Leverage—Leverage Risk."

Preferred Securities Risk

        There are special risks associated with investing in preferred securities, including:

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  Deferral and Omission Risk.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory.

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  Credit Risk.  Credit risk is the risk that a security in our portfolio will decline in value because the issuer of the security may fail to make dividend, interest or principal payments as a result of a decline in the issuer's financial circumstances or otherwise.

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  Subordination Risk.  Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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  Interest Rate Risk.  Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with no mandatory redemption date or with longer periods before maturity may be more sensitive to interest rate changes. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

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  Call Reinvestment Risk.  Most preferred securities allow the issuer the option to redeem, or call, the security after the passage of a certain time or in other circumstances. During periods of declining interest rates, an issuer may be able to exercise this call option and we may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated

    maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

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  Liquidity Risk.  Preferred securities of many companies are substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by us or for prices which may be expected based upon historical but infrequent trading.

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  Limited Voting Rights Risk.  Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may sometimes elect a director or directors to the issuer's board for so long as the arrearages continue.

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  New Types of Securities.  From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. We may invest in these securities if our Advisor believes that doing so would be consistent with our investment objective and policies. Because the market for these instruments would be new, we may have difficulty disposing of them at a suitable price and time. In addition to this potential for limited liquidity, these instruments may present many of the other risks discussed in this Prospectus, such as high price volatility. If, in the future, we invest materially in any such new types of securities, we will provide information to our existing shareholders with respect to any such new types of securities consistent with our obligations under the 1940 Act.

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  Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Act and other proposed regulatory changes may increase issuers' incentives to call or redeem a security prior to a specified date.

        As noted above, the Dodd-Frank Act will broadly impact the financial services industry. Certain changes are likely to decrease the attractiveness of certain securities, which may result in a significant reduction in the issuance and, over time, availability of such securities. These changes may negatively impact the prices of some securities, particularly those trading above their par values as the legislation may make near term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers' redemption activity. A longer term consequence of the relevant provisions of the Dodd-Frank Act is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid.

        In addition, on September 12, 2010, the Group of Governors and Heads of Supervision, the oversight body of the Basel Committee on Banking Supervision, announced agreement on the calibration and phase-in arrangements for a strengthened set of capital requirements, known as Basel III. On December 16, 2010, the Basel Committee issued text of the Basel III rules, which presents the details of global regulatory standards on bank capital adequacy and liquidity agreed to by the Basel Committee and endorsed by the Seoul G20 Leaders Summit. The U.S. federal banking agencies will likely implement changes to current capital adequacy standards in light of Basel III which would, among other things, impact the ability of certain instruments to be included within financial institutions' tier 1 capital. If finalized and adopted in the United States, the Basel III capital requirements could further limit the attractiveness to issuing banks of a broader range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity.

        It is not possible to predict the impact of the Dodd-Frank Act and Basel III on the Fund's ability to pursue its investment strategy. Although it is expected that over time new types of preferred securities in which the Fund may invest will be issued, the availability of such investments cannot be determined.

Convertible Securities Risk

        We may invest in securities which are convertible into the issuer's common shares or other securities. Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying issuer's common stock or other security into which it may be converted. A feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

        Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. As stated above, the market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the security into which it may be converted. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. In addition, the Fund may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as "high yield" or "junk bonds." These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund's share price. Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the security into which it may be converted. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Below Investment Grade Securities Risk

        We may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these securities are commonly referred to as "junk bonds" or "high yield securities." These securities are subject to a greater risk of default. The prices of these lower rated securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher rated securities. Lower rated securities tend to be less liquid than investment grade rated securities. The market values of lower rated securities tend to be more volatile than investment grade rated securities.

        Lower rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher quality securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

        The secondary markets in which lower rated securities are traded may be less liquid than the market for higher rated securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of lower rated, high yield securities.

        It is reasonable to expect that any adverse economic conditions could disrupt the market for lower rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower rated securities.

Risks Arising From Our Investments In REITs

        REITs are companies which build, buy, own, lease, finance and sell real estate. Under applicable tax laws, REITs are required to distribute substantially all of their income as dividends. Because REITs own and operate real estate and because they are unable to retain earnings, REITs are vulnerable to the risks affecting the real estate industry, including the following:

        Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

        The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-09. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit markets, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, such as the Fund, and the REITs in which it invests, that focus their investments in real estate and real estate-related securities and significantly increased the risk of making investments in investment companies such as the Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others have resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. Since 2009, the value of real estate and securities associated with real estate has gradually begun to recover, however this recovery remains fragile and uncertain and there can be no assurance that this recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

        Additionally, the residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many related securities. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Accordingly, instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund's investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

        Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example:

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  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes: The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates. Additional risks with respect to these types of properties are described under the sub-heading "Patient Protection and Affordable Care Act."

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  REITs that own hotels and resorts: These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and the recent economic downturn has had a disproportionately negative impact on hospitality REITs.

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  REITs that own, manage and operate shopping centers or other retail properties: The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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  REITs that own, manage and operate rental housing such as apartment buildings: Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on investing in warehouse and industrial properties: The values of these properties may be adversely affected by changing patterns of global or regional trade.

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  REITs that own or operate office buildings: These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants: The value of these properties will vary with the financial strength or business prospects of their tenants.

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  REITs that own, manage and operate other types of specialized real estate, including self storage facilities, manufactured homes and entertainment related facilities: The values of these properties are affected by changes in consumer preferences and general economic conditions.

        Patient Protection and Affordable Care Act.    In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act and an associated reconciliation bill, or the Health Care Reform Law. The Health Care Reform Law is a sweeping law intended to broaden access to health insurance through, among other things, an individual mandate to obtain health insurance, reduce or constrain the growth of healthcare spending, enhance remedies against fraud and abuse, add new transparency requirements for the healthcare and health insurance industries, impose new taxes and fees on the health industry and impose additional health policy reforms. The impact on the healthcare industry, including REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes, of the Health Care Reform Law is extensive and includes, among other things, having the U.S. federal government assume a larger role in the healthcare system, expanding healthcare coverage of U.S. citizens, mandating basic healthcare benefits and changing the way healthcare is financed by both private and governmental insurers. Many of the changes in the reimbursement mechanism for the Medicare and Medicaid programs that specifically direct reductions in reimbursements for specific procedures are coupled with requirements prohibiting reductions in the quality and quantity of the care provided; it can be expected that as these changes are implemented, the reimbursements for certain companies who offer for sale products or services that are used in treating Medicare and Medicaid program beneficiaries will drop, affecting their financial condition, the value of their securities and their ability to meet their obligations to creditors and other third parties. Additionally, substantial new provisions affecting compliance have also been enacted, which may require healthcare companies to modify their business practices in various manners. Elements of this legislation, such as comparative effectiveness research, an independent payment advisory board, payment system reforms, including shared savings pilots, episode of care reimbursement mechanisms and bundled payment mechanisms and other provisions, could meaningfully change the way healthcare is developed and delivered, and may materially impact numerous aspects of the healthcare industry, which may in turn materially impact the returns available to those who invest in or provide financing to the healthcare industry, such as REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes.

        Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in that area.

        Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund's financial performance, especially if the Fund purchases or sells large amounts of an individual security within a short time.

        The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

        Climate Change Risk.    Climate change and regulations intended to control its impact, may affect the value of the Fund's investments. The Fund's current evaluation is that the near term effects of climate change and climate change regulation on the Fund's investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or related regulations. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the REITs or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such increases to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. Although the Fund does not believe it is likely in the foreseeable future, laws enacted to mitigate climate change may make some buildings of property owners obsolete or cause such owners to make material investments in their properties, which could materially and adversely affect the value of the Fund's investments in REITs or other real estate companies owning such properties. Climate change may also have indirect effects on property owners by increasing the cost of (or making unavailable) property insurance. Moreover, compliance with new laws or regulations related to climate change, including compliance with "green" building codes, may require property owners to make improvements to existing properties or increase taxes and fees assessed on their properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund's investments in REITs and other real estate companies.

        The Fund cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund's investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea-levels. Over time, these conditions could result in declining demand for the buildings owned by certain REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

        Other Real Estate Risks.    REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

        REITs are exposed to special risks which affect real estate ownership and operations. For example:

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  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

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  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners in which the Fund invests.

        Ownership Limitation Risk.    REITs are subject to the restriction that no more than 50% of the value of the REIT's outstanding shares may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year, other than the first year for which the REIT elects to be treated as a REIT. As a result of this restriction, the charters of most REITs contain ownership limitations that prohibit any stockholder from beneficially or constructively owning more than a certain percentage of the value of the outstanding shares of the REIT. There can be no assurance that these ownership limitations will prevent the REIT from violating the five-or-fewer restriction. Further, these ownership limitations may adversely affect our or a stockholder's ability to invest in REITs.

Debt Securities Risk

        The Fund may invest in debt securities, and there are special risks associated with investing in these securities, including:

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  Credit Risk.  Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

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  Interest Rate Risk.  Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Debt securities with longer periods before maturity may be more sensitive to interest rate changes. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

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  Call Risk.  Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce our income if the proceeds are reinvested at lower interest rates.

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  Extension Risk.  When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to decline.

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  Liquidity Risk.  Certain debt securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by us or at prices approximating the value at which we are carrying the securities on our books.

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  Prepayment Risk.  When interest rates fall, certain obligations may be paid off by the obligor more quickly than originally anticipated, and we may have to invest the proceeds in securities with lower yields.

Common Stock Risk

        Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Leverage Risk

        We currently intend to seek to enhance our level of distributions and total return through the use of leverage. Under current market conditions, we intend to utilize leverage in an amount equal to approximately [            ]% of our Managed Assets (including the amount obtained from leverage) ([            ]% of our net assets) through the use of borrowings. However, we could engage in leverage up to the maximum permitted by the 1940 Act through the issuance of preferred shares and/or the use of additional borrowings. Leverage is a speculative technique and there are special risks and costs associated with leveraging. Because we will use debt leverage, the losses you may incur will be magnified if the values of the securities in which we invest decline. See "Use of Leverage—Impact of Leverage." If we utilize leverage, the fees paid to our Advisor for investment advisory and management services will be higher than if we did not utilize leverage because the fees paid will be calculated based on our Managed Assets, which include the principal amount of outstanding borrowings and the liquidation preference of preferred shares, if any. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

        So long as our portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as it may be reset periodically, leverage may cause our common shareholders to receive a higher current rate of return than if our portfolio were not leveraged. If, however, long term and/or short term rates rise, the interest rate on borrowed money could exceed the rate of return on securities we hold, reducing returns to our common shareholders. Developments in the credit markets, such as the exceptional market conditions experienced during the 2007-09 financial crisis, may adversely affect our ability to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to our common shareholders. Similarly, current and future developments in the credit markets, including recent volatility as a result of S&P's downgrade of the United States' long-term sovereign credit rating from AAA to AA+, could adversely affect our ability to borrow and may increase the cost of borrowings, reducing returns to our shareholders.

        In connection with the use of a credit facility for leverage, we may permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by us up to the amount of the loan balance outstanding. We would expect the terms of the credit facility to provide that we would continue to receive dividends and interest on rehypothecated securities. We also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand. We would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to us by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for us, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. We would expect the terms of any such credit facility pursuant to which portfolio securities pledged by us are rehypothecated to provide for our receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities. The use of a credit facility that permits the lender to rehypothecate our pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, our inability to find suitable investments to replace the unreturned securities, thereby impairing our ability to achieve our investment objective. See "—Derivatives Risk—Counterparty Risk", below.

        There is no assurance that our intended leveraging strategy will be successful. Leverage also involves certain other risks and special considerations, including:

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  the likelihood of greater volatility of the net asset value of our common shares than a comparable portfolio without leverage;

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  the risk that fluctuations in interest rates on borrowings and short term debt or in the interest or dividend rates on any leverage that we must pay will reduce the return to our shareholders;

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  leverage in a declining market is likely to cause a greater decline in the net asset value of our common shares than if our portfolio were not leveraged; and

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  leverage may increase operating costs, which may reduce total return.

Credit Risks

        The Fund's ability to collect payments due to the Fund from the issuers of the Fund's investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which the Fund invests will lower the market value of the Fund's portfolio of investments and may cause the value of an investment in the Fund's common shares to decline.

Market Discount Risks

        Common shares of closed end funds like us frequently trade at a discount to net asset value. We cannot provide any assurance regarding the future market price at which our shares will trade. Our market trading price will be generally determined by the relative number and prices of our shares offered for sale compared to the number and prices at which buyers are interested to purchase our shares from time to time. Accordingly, the market price of your shares may periodically trade at, above or below net asset value.

Non-Diversification Risks

        We will be a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like us, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon us.

Liquidity Risks

        There are two significant liquidity risks affecting your investment in our shares:

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  First, there is a liquidity risk affecting our shares. We are a closed end fund. Many investors purchase shares in closed end funds as long term investments, and we believe that shares in closed end funds are generally less frequently traded than shares of other companies of comparable size or with comparable numbers of shares outstanding. Accordingly, you may have trouble selling your shares at a price you consider appropriate, especially if you want to sell a large number of shares within a short time.

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  Second, there is a liquidity risk affecting our investments. As noted above, many preferred securities in which we expect to invest are not traded in large volumes on a regular basis, some may not be regularly traded on an established market, some may be new series of securities or issued by new companies and will therefore have no prior trading history and some may not even be registered with the SEC. Illiquid investments involve the risk that the securities will not be able to be sold at the time we desire or at prices approximating the value at which we are carrying the securities on our books. If the securities in which we invest do not have sufficient trading liquidity we may be unable to sell our investment securities without realizing losses and we may be unable to successfully carry out our investment strategy. Our investment policies do not limit the amount of illiquid securities in which we may invest.

Concentration of Investments

        Our investments will be concentrated in the real estate industry. Factors adverse to the real estate industry may cause a general decline in the profitability or credit characteristics of companies in that industry. If the real estate industry suffers such a decline, the market value of the securities issued by real estate companies (including REITs) in which we have invested is likely to decline and, consequently, the value of our common shares will decline, which may be greater than if we did not concentrate our investments in the real estate industry.

        The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund's shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and overperformance in comparison to equity securities markets in general.

Geopolitical Risks

        The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of United States government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

United States Credit Rating Downgrade Risk

        On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to "AA+" from "AAA" with a negative outlook. Moody's affirmed the Aaa long-term sovereign credit rating of the U.S. on November 21, 2011 while maintaining its negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio.

Market Disruption/Economic Climate Risk

        The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by Fund.

        While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. Moreover, as the European debt crisis has progressed the possibility of one or more eurozone countries exiting the European Economic and Monetary Union, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the European Economic and Monetary Union, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund's portfolio. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

        The instability in the financial markets experienced since 2007 has led the U.S. federal government and certain foreign governments, at times, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities and the takeover of certain major financial institutions in the U.S. and elsewhere. There can be no assurance that any such actions will not become necessary again in the future, and the expansion or unwinding of these governmental intrusions into economic affairs could cause significant market disruptions. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

        The current financial market situation, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. More recently, instability in certain oil exporting nations has kept the prices of petroleum products high and slowed economic expansion. The slow pace of recovery from the recent recession has caused employment to remain at high levels. At present, the inability of certain European countries to pay or extend their sovereign debts has caused some investors to be concerned about a worldwide recession which may reverse the recent modest economic recovery in the United States. Any or all of these factors could cause the value of our investments to decline; and, as a result, your investment in our shares could decline and we could become unable to meet our investment objective to pay high current income to shareholders.

        The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

Dodd-Frank Act Risk

        Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives (including swaps) trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds and private fund advisers; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or the companies in which it invests or will not impair the ability of the Fund to achieve its investment objective.

        It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

        The implementation of the Dodd-Frank Act could also adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Anti-Takeover Provisions

        Our declaration of trust and our bylaws contain various provisions which may make it difficult for anyone to force us to convert to an open end fund or to cause a change of control of us. For example, shareholders or groups of shareholders working together are prohibited from owning more than 9.8% of our outstanding shares. Because of these provisions, it may be impossible for you to realize a takeover premium for your shares or to sell your shares for more than their market price. See "Certain Provisions of the Declaration of Trust and Bylaws."

No Operating History

        We are a newly organized company and have no history of operations. Because we are a new company an investment in our shares may be more risky than an investment in a company with a history of successful operations.

Derivatives Risk

        The Fund's hedging and interest rate transactions have risks, including risk of the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and interest rate transactions are not otherwise available to the Fund for investment purposes.

        Additional risks associated with derivatives trading include:

        Counterparty Risk.    Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

        In selecting counterparties to transactions in which the Fund will engage, including, but not limited to, borrowings under lines of credit it may have in place, the Advisor has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If the Advisor determines that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisor will periodically re-evaluate its assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisor, and thus such transactions may be subject to a number of potential conflicts of interest.

        In the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

        The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

        Liquidity Risk.    Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

        Over-the-Counter Trading Risk.    The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

        Tracking/Correlation Risk.    When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

        Dodd-Frank Act Derivatives Title Risk.    Title VII of the Dodd-Frank Act, or the Derivatives Title, imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively "swaps"). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, Commodity Futures Trading Commission, or the CFTC, and other U.S. regulators, or the Regulators, are in the process of adopting numerous regulations to implement the Derivatives Title. Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly or make them uneconomical. Additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

        CFTC Regulatory Risk.    On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators and commodity trading advisors, or the CPO-CTA Rulemaking. As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act, or the CEA, to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund. These amendments limit the ability of the Fund to use futures, options and swaps without the Fund, its advisors and operators being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisor (who would have to register as a commodity pool operator) and the Fund. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Advisor and the Fund is thus uncertain; however, it is possible that they may adversely affect the Fund's ability to manage its portfolio and may impair the Fund's ability to achieve its investment objective.

        The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect the Fund's ability to manage its portfolio and impair the Fund's ability to achieve its investment objective. The CPO-CTA Rulemaking may substantially increase regulatory compliance costs for the Fund and the Advisor and could have effects on the management of the Fund's portfolio that are currently unforeseeable, that could reduce returns to investors and that could impair the Fund's ability to achieve its investment objective.

        Legal and Regulatory Risk.    At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund. Changing approaches to regulation may have a negative impact on the securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under Basel III, the market may not react the way the Advisor expects. Whether the Fund achieves its investment objective may depend on, among other things, whether the Advisor correctly forecasts market reactions to this and other legislation. In the event the Advisor incorrectly forecasts market reaction, the Fund may not achieve its investment objective.

Inflation Risk

        Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of common shares of the Fund may decline.

Deflation Risk

        Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities the Fund invests and the value of those securities may decline. A decline in the value of the Fund's investments during periods of deflation may reduce the value of the common shares of the Fund.

Management Risk

        The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Advisor and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund's investment objective. There is no assurance that the Advisor and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by the Advisor and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

The Fund's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

        The declaration of trust of the Fund provides the Board with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the Board may grant a pledge or security interest in all or substantially all of our assets by a majority vote of our trustees then in office, and without shareholder approval, in connection with the use of leverage and, if any of the actions described below are approved by 75% of our trustees then in office, including 75% of the Independent Trustees (as such term may be defined in the bylaws from time to time) then in office, then no shareholder approval will be required for such actions except to the extent shareholder approval is required by applicable law:

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  any amendment to our declaration of trust (excluding certain amendments that may be approved by our trustees without any action by our shareholders);

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  our conversion, whether by merger or otherwise, from a closed-end investment company to an open-end investment company;

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  the merger or consolidation or share exchange of us with or into any other entity (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such entity with or into us;

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  the sale, lease or transfer of all or substantially all of our assets; or

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  our liquidation or termination.

        See "Certain Provisions in the Declaration of Trust and Bylaws."

MANAGEMENT OF THE FUND

Investment Advisor

        Our Advisor was founded in 2002 and began the substantial majority of its current business activities in December 2003. As of [      ], 2013, the Advisor had $[      ] million of assets under management. The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. As of [      ], 2013, the entities managed by Reit Management have a total market capitalization of approximately $[      ] billion. The Advisor is owned by Barry M. Portnoy and Adam D. Portnoy. Mr. Adam Portnoy is currently our sole trustee and we expect that Mr. Barry Portnoy will also become a trustee. The Advisor is located at Two Newton Place, 255 Washington Street, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

Trustees and Officers

        Our business and affairs are managed under the direction of our Board. Our Board approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and our Advisor, subject always to our investment objective, restrictions and policies and to the general supervision of our Board. Our current sole trustee is a beneficial owner of our Advisor and we expect that our Advisor's other beneficial owner will also become one of our trustees. We also expect that some of our officers will also be officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

Portfolio Managers

        Our portfolio managers will be:

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  Fernando Diaz, CFA.  Mr. Diaz is expected to be one of our Vice Presidents and is also a Vice President of RMR Real Estate Income Fund, or RIF, a position he has held since May 2007. Mr. Diaz has also been a portfolio manager of RIF and a Vice President of the Advisor since May 2007. Mr. Diaz was previously Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

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  Adam D. Portnoy.  Mr. Portnoy is currently our sole trustee and is also a Managing Trustee of RIF (since 2009). Mr. Portnoy is also our President and is the President of RIF (since 2007). Mr. Portnoy has also been a portfolio manager of RIF since 2007. Mr. Portnoy is President, Chief Executive Officer, Director and an owner of the Advisor (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President and Chief Executive Officer of Reit Management (since 2006; Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT (since 2006; Executive Vice President from 2003 to 2006; President since 2011); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011); and Managing Trustee of Select Income REIT (since 2012). Mr. Portnoy is the son of Barry M. Portnoy, who we expect to become one of our trustees and who will also serve as one of our portfolio managers.

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  Barry M. Portnoy.  Mr. Portnoy is expected to become one of our trustees and is also a Managing Trustee of RIF (since inception). Mr. Portnoy is also a portfolio manager of RIF (since inception). Mr. Portnoy is a Director, owner and Vice President of the Advisor (since 2002); Mr. Portnoy is also the Founder and Chairman of Reit Management (since 1986; Chairman since 1998); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999);

    Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2007); Managing Trustee of Government Properties Income Trust (since 2009); and Managing Trustee of Select Income REIT (since 2012).

        The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with RIF's predecessor funds. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

Advisory Agreement

        Under our Advisory Agreement our Advisor provides us with a continuous investment program, makes day to day investment decisions for us and generally manages our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our Board. Our Advisor also provides persons satisfactory to our Board to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

        Pursuant to the Advisory Agreement, we have agreed to pay our Advisor the Management Fee for its investment management services computed at the annual rate of [      ]% of our Managed Assets (which includes assets attributable to the principal amount of all borrowings, including borrowings for purposes other than investment, if any) payable monthly. Assuming we borrow in the amount of approximately [      ]% of our Managed Assets ([      ]% of our net assets), after such borrowings, the Management Fee would be [      ]% of net assets attributable to our common shares, i.e., as a percentage of our assets not including amounts attributable to borrowings. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its Management Fee equal to [      ]% of our Managed Assts per year. Assuming we borrow in the amount of approximately [      ]% of our Managed Assets ([      ]% of our net assets), this contractual fee waiver would be equal to [      ]% of net assets attributable to our common shares per year. This contractual fee waiver is part of our Advisory Agreement and, as such, may only be terminated by action of our shareholders and our Board, including a majority of our trustees who are not "interested persons" (as defined in the 1940 Act) of us.

        Our Advisor has agreed to pay all our organizational costs. Our Advisor will also pay the expenses of this offering, excluding the sales load, that exceed $[      ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor.

        In addition to the Management Fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, legal fees, costs of independent auditors, the costs of our internal audit and compliance activities, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, charges for being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan and taxes, if any. Common shareholders generally will indirectly bear these expenses because the holders of any senior securities we may issue are entitled to receive dividend or interest payments and return of their principal prior to distributions to common shareholders.

        Our Board, and separately all of the trustees who are not "interested persons" (as defined in the 1940 Act) of us, approved the Advisory Agreement between our Advisor and us on [      ], 2013. The Fund's sole common shareholder approved the Advisory Agreement on [      ], 2013. Pursuant to its

terms, the Advisory Agreement will remain in effect until [      ], and from year to year thereafter if approved annually: (i) by our Board or by the holders of a majority of our outstanding voting shares; and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of us, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment. A discussion regarding the basis for the approval of the Advisory Agreement by our Board will be made available in our first annual or semi-annual report to shareholders.

Administration Agreement

        Our Advisor performs administrative functions for us pursuant to an administration agreement, or Administration Agreement. Under the supervision of our Advisor, State Street has been selected as our subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in the SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our net assets at an annual rate equal to [      ]%. State Street is paid monthly.

NET ASSET VALUE

        We determine the net asset value of our common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time). We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding.

        Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. We value portfolio securities, including shares of REITs, for which market quotations are readily available at market values as indicated by the last sale prices reflected on the consolidated tape of the exchange that represents the principal market for such securities. If there has been no sale on a particular day for which we determine our net asset value, securities are valued at the mean of the last available bid and asked prices on that day. If no bid or asked prices are quoted on such day then securities will be valued by such method as our Board shall determine in good faith to reflect their fair value. We normally value securities traded primarily on the NASDAQ Stock Market, or NASDAQ, at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); and in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service, when our Board believes such prices reflect fair value.

        We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. Depending on the applicable interest rate environment, any swap transaction that we enter may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liabilities.

        Any of our investment securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our Board. As a general principle, the fair value of an asset should reflect the amount that we might reasonably expect to receive for the asset from the current sale of that asset in an orderly arms'-length transaction, based on information reasonably available at the time the valuation is made and that we believe to be reliable.

        Also, we may consider available securities pricing to be unreliable if significant market or other events occur after a market close; and, when closing market prices or market quotations are considered to be unreliable, we value securities by a method our Board believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures and, when the issuer of the security being fair valued has other securities outstanding, the market value of such other securities. The effect of using fair value pricing is that our common shares' net asset value will be subject to the judgment of our Board, or our officers or officers of our Advisor to whom our Board has delegated the day to day responsibility of fair valuing securities, instead of being determined by the market.

DESCRIPTION OF SHARES

Common Shares

        Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this Prospectus, there are [      ] of our common shares outstanding, held by our Advisor. Our Board may determine to cause us to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of our assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive, appraisal or conversion rights or rights to cumulative voting.

        Subject to the preferential rights of any other class or series of shares and to the provisions of our declaration of trust regarding the restrictions on transfer of our shares, holders of our common shares are entitled to receive dividends on such shares if, as and when authorized by our Board and declared by us out of assets legally available therefor. If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued and payable distributions on fund preferred shares have been paid or set aside for payment, and unless asset coverage, as defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

        We expect to list our common shares on the NYSE under the symbol "PIF", subject to notice of issuance. We intend to hold annual meetings of shareholders beginning in [        ].

        Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you hold, you may do so by trading through a broker or otherwise. Shares of closed end funds, like us, frequently trade at prices lower than net asset value, and during some periods trade at prices higher than net asset value. Typically, the net asset value of your common shares is lower immediately following an offering due to the sales load and offering costs. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

        The market value of your common shares may be influenced by such factors as relative demand for and supply of our shares in the market, our distribution levels (which are affected by our income and expenses), our net asset value, portfolio quality, general market and economic conditions, the perceived potential that the securities in which we invest may increase or decrease in value and other factors, some of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

Fund Preferred Shares

        Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our Board. Such shares may be issued by action of our Board without your approval. As a common shareholder, you will bear the costs associated with any issuance of fund preferred shares. As of the date of this Prospectus, no fund preferred shares have been issued. Currently, we have no intention to issue preferred shares.

        Any offering of fund preferred shares will be subject to market conditions, our receipt of credit ratings from ratings agencies at levels our Board determines appropriate to effectively sell the fund preferred shares and our Board's continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our Board (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively short periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, we estimate that the distribution preference, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as follows:

        Distribution Preference.    Our fund preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

        Liquidation Preference.    In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not declared) before any distribution of assets is made to you as a common shareholder.

        Voting Rights.    We expect that holders of our fund preferred shares, voting as a separate class, will be entitled to elect at least two but less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set aside for payment. Also, in order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined vote of the holders of our fund preferred shares and our common shares.

        Redemption, Repurchase and Sale of Fund Preferred Shares.    The terms of any fund preferred shares are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase fund preferred shares and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of fund preferred shares by us would reduce the leverage applicable to the common shares, while any resale of fund preferred shares by us would increase that leverage.

        Liquidity Feature.    The terms of our fund preferred shares may include a liquidity feature that would allow holders of fund preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. We would pay a fee to the provider of this liquidity feature, which would be borne by our common shareholders. The terms of such liquidity feature may require us to redeem fund preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

        Other Terms for Fund Preferred Shares.    The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if market conditions change, we may decide to issue fund preferred shares on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors—Leverage Risks."

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan." You will have all of your cash distributions (whether sourced from earnings or a return of capital) invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo, as agent for the common shareholders, or the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and will purchase our common shares for your account either in the open market or directly from us. If you elect not to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by Wells Fargo as our paying agent.

        If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

  (1)
  If on the payment date of the distribution the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution and, together with your additional cash payments, if any, will purchase common shares in the open market, on the NYSE or elsewhere, for your account prior to the sooner of (i) 60 days after the payment date of the distribution or (ii) the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the sooner of (i) 60 days after the payment date of the distribution or (ii) the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

  (2)
  If on the payment date of the distribution the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

        The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form, unless you request registration of your shares in certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

        You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares in the Plan and send you the proceeds, minus brokerage commissions to be paid by you.

        The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. Costs of creating certificated shares will be paid by us. We may amend or terminate the Plan or the Cash Purchase Option if our Board determines to do so. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

        The Plan Agent is not authorized to make any purchases of shares for a shareholder's account if doing so will result in the shareholder owning shares in excess of 9.8% of our total outstanding shares. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to a shareholder in cash.

        Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive that are settled in our shares which are credited to your account under the Plan rather than paid in cash.

        All correspondence about the Plan should be directed to Wells Fargo at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854, or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank, N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, Minnesota 55120-4100.

BORROWINGS

        Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness, including bank borrowings or commercial paper. We may secure our borrowings by mortgaging, pledging or otherwise subjecting any or all of our assets as security, and our declaration of trust authorizes our Board to pledge any or all of our assets to secure such borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit; any such requirements will increase our cost of borrowing over the stated interest rate.

        We expect the lender will take security over our assets and the agreements governing any borrowings typically will give the lender the right to terminate the borrowing at will or upon the occurrence of certain termination events. Such events may include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the securities pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in our management or our Advisor's personnel, a significant reduction in our assets, material violations of the terms of, or representations, warranties or covenants under, the lending agreements as well as other events determined by the lender. If we were to fail to meet our obligations under any such credit agreements and a termination event were to occur, the lender would be entitled, in its sole discretion and without regard to our investment objective, to liquidate the assets pledged as security. This could have a material adverse effect on us and returns to our shareholders. Furthermore, in selecting assets for liquidation, a lender will sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of sectors or industries, types of REITs, REIT property types, liquidity or other investment considerations than would otherwise be the case. In addition, such agreement may impose restrictions on the type of investments we make.

        There is no guarantee that any such credit facility will be available to us on acceptable terms or at all or that, in the event that such facility terminates, an alternative facility will be available to us on acceptable terms or at all. Furthermore, it is possible that the amount of leverage available to us under any such credit facility may be limited due to other amounts borrowed by other funds for which the Advisor provides investment management or investment advisory services. As a result, it is possible that we may be restricted from borrowing when we would otherwise like to borrow, even though we have a credit facility in place. The following sets forth certain additional considerations in respect of our anticipated borrowings:

        Limitations.    Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act, including asset coverage and portfolio composition requirements. See "Use of Leverage."

        Distribution Preference.    A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors—Leverage Risks."

        Voting Rights.    In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a RIC under the Code, we, subject to our ability to obtain funding by liquidating our assets or otherwise, intend to repay our borrowings.

        Rehypothecation of Pledged Collateral.    The terms of the credit facility may also permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by us up to the amount of the loan balance outstanding. We would expect the terms of the credit facility to provide that we would continue to receive dividends and interest on rehypothecated securities. We also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand. We would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to us by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for us, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. We would expect the terms of any such credit facility pursuant to which portfolio securities pledged by us are rehypothecated to provide for our receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities.

INTEREST RATE TRANSACTIONS

        Although we have no present intention to do so, in connection with our use of leverage we may enter into interest rate swap or cap transactions. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us, or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount.

        The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the interest rate cap agreement. If we use interest rate swaps or caps, we do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the expected outstanding amounts of our leverage.

        The decision as to whether to enter into interest rate swap or cap transactions will be made by our Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors our Advisor deems relevant. If we use interest rate swaps or caps, we intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on your common shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS

        Under the Maryland Statutory Trust Act, our shareholders are entitled to the same limitation of personal liability as is extended to stockholders of a corporation organized under the Maryland General Corporation Law. There is a remote possibility, however, that our shareholders could, under certain circumstances, be held liable for our obligations to the extent the courts of another jurisdiction refused to recognize such limited liability. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund. Our declaration of trust also provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Maryland statutory trust law concerning limited liability of shareholders of a Maryland statutory trust, the complaining party is held not to be bound by any disclaimer of shareholder liability and we are unable to meet our indemnification obligations.

        Our declaration of trust or bylaws contain provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

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  Our Board is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for at least two years the replacement of a majority of our Board.

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  The number of our trustees is currently five. However, our Board may increase the number of trustees. Vacancies on our Board, including vacancies caused by an expansion in our Board, may be filled by a majority action of our trustees then in office, except as required by the 1940 Act. Furthermore, under our bylaws, so long as the number of trustees shall be five or greater, at least two trustees are required to be "Managing Trustees," meaning that such trustees are required to be individuals who have been employees, officers or trustees of our Advisor or involved in the day-to-day activities of us during the one year prior to their election. These provisions of our declaration of trust may prevent a change in the majority of our Board for longer than two years.

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  Our trustees may only be removed from office (a) with or without "Cause" by the affirmative vote of the remaining trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of our classes or series of shares entitled to vote for the election of such trustee. "Cause", under our declaration of trust, means, with respect to any particular trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such trustee caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty.

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  Our bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which our common shares are listed, subject to the voting rights of any class or series of our shares, (a) a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in an uncontested election of trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in a contested election (which is an election at which the number of nominees exceeds the number of trustees to be elected).

  •
  Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our shares and contains other limitations on the ownership of our shares. Any transfer of common shares that would violate the ownership limitations will be designated as "shares-in-trust" and transferred automatically to a charitable trust. The beneficiary of such trust will be one or more charitable organizations named by us. Additionally, transfers of our shares that violate the ownership limitations in our declaration of trust may be deemed void.

  •
  Our declaration of trust provides for various regulatory and disclosure requirements affecting us or any of our subsidiaries that our shareholders are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in us or actions affecting us, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on us or any subsidiary of us or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with us to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of us or any subsidiary of us; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of our shares necessary to cause the application of such requirement or regulation to not apply to us or any subsidiary of us; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of our shares by not later than the 10th day after triggering such requirement or regulation, then any shares of us beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

  •
  Except as otherwise described in this Prospectus, the following actions require the affirmative vote or consent of at least 60% of the trustees then in office, including 60% of the Independent Trustees (as such term may be defined in the bylaws from time to time) then in office, and, except where a different voting standard is required by the 1940 Act or any other applicable law, the affirmative vote of a majority of all the votes entitled to be cast at a meeting of shareholders duly called at which a quorum is present:

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  any amendment to our declaration of trust (excluding certain amendments that may be approved by our trustees without any action by our shareholders);

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  our conversion, whether by merger or otherwise, from a closed-end investment company to an open-end investment company;

    •
    the merger or consolidation or share exchange of us with or into any other entity (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such entity with or into us;

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    the sale, lease or transfer of all or substantially all of our assets; or

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    our liquidation or termination.

  •
  Our declaration of trust further provides that, if any of the actions described above are approved by 75% of our trustees then in office, including 75% of the Independent Trustees (as such term may be defined in the bylaws from time to time) then in office, then no shareholder approval will be required for such actions except to the extent shareholder approval is required by applicable law. If approval by shareholders is required by applicable law, the vote required shall be a majority (or the lowest proportion permitted if higher than a simple majority) of votes cast or, if applicable law does not permit approval by a percentage of votes cast, the vote required shall be a majority (or the lowest proportion permitted if higher than a simple majority) of shares outstanding and entitled to vote.

  •
  Notwithstanding the provisions described above, our declaration of trust provides that the granting of a pledge or security interest in all or substantially all of our assets may be done by majority vote of our trustees then in office, and without shareholder approval, in connection with the use of leverage.

  •
  Our bylaws provide that, with respect to matters brought before a meeting of our shareholders, other than the election of trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which our common shares are listed or by a specific provision of our declaration of trust as described above, (a) if the matter is approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as such term may be defined in our bylaws from time to time) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, 80% of all shares entitled to vote at the meeting shall be required to approve the matter.

  •
  Except as otherwise required by the 1940 Act, our bylaws may be amended by our Board without shareholder approval.

  •
  Our bylaws contain provisions which generally prevent shareholder nominations of trustees and proposals of other business from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 120 days and not more than 150 days, prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. Shareholder nominations and proposals must also be made in compliance with other requirements set forth in our declaration of trust and bylaws.

  •
  Our bylaws contain provisions which provide that shareholder nomination of trustees to our Board may be properly brought before shareholder annual meetings by shareholders who (1)(x) at the date of the giving of the notice, individually or in the aggregate, hold at least 3% of the shares entitled to vote at the meeting on such election and have held such shares continuously for at least three years, and (y) continuously hold such shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) are each a shareholder of record of the Fund at the time of giving the notice through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) are each entitled to make nominations and to vote at the meeting on such election and (4) comply with the notice procedures set forth in the Fund's bylaws as to such nomination. This provision of the bylaws is the exclusive means for any shareholder to make nominations of individuals for election to our Board by holders of common shares.

  •
  Our bylaws contain provisions which provide that shareholder proposals of business other than the nomination of trustees for election to our Board may be properly brought before shareholder annual meetings by shareholders who (1) have continuously held at least $2,000 in market value, or 1%, of the shares entitled to vote at the meeting on the proposal for business for at least one year from the date such shareholder gives the notice required by the Fund's bylaws, and continuously holds such shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) is a shareholder of record at the time of giving the notice through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) is entitled to propose such business and to vote at the meeting on the proposal for such business and (4) complies with the notice procedures set forth in the Fund's bylaws as to such business. This provision of the bylaws is the exclusive means for any shareholder to propose business before a shareholder annual meeting, except (i) to the extent of matters which are required to be presented to shareholders by applicable law and (ii) for shareholder nominations of trustees for election to our Board.

  •
  Our declaration of trust and bylaws permit shareholder meetings to be called only by our Board, subject to the provisions of applicable law.

        The shareholder votes required to approve certain matters requiring shareholder approval under the 1940 Act are higher than those required by the 1940 Act, subject to exception.

        Our bylaws also expressly authorize the chairperson of a shareholders' meeting to adjourn the meeting for any reason deemed necessary by the chairperson including, without limitation, if (i) no quorum is present for the transaction of the business, (ii) the Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (iii) the Board or the chairperson of the meeting determines that adjournment or conclusion is otherwise in the best interests of the Fund.

        Our declaration of trust provides that shareholders will be liable to and indemnify us from and against, all costs and expenses, including reasonable attorneys' and other professional fees, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of our declaration of trust or bylaws or any action against us in which the shareholder is not the prevailing party. Under our declaration of trust, any amounts owed by a shareholder pursuant to the previous sentence accrue interest from the date the costs are incurred until the date of payment at a rate equal to the lesser of our highest marginal borrowing rate, and the maximum amount permitted by law.

        The provisions of our declaration of trust and bylaws described above could have the effect of depriving you and other common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and Board regarding the price to be paid and facilitating the continuity of our investment objectives and policies. There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

        In addition to the above-mentioned provisions, other provisions of the Fund's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of the Fund, causing a change in the management of the Fund or our Board or implementing changes that may be beneficial to Fund common shareholders.

        The following shareholder vote is needed to convert the Fund to an open end fund:

  •
  If approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as such term may be defined in the bylaws from time to time) then in office: a "majority of the outstanding" (as defined under the 1940 Act) common shares and preferred shares (if any) of the Fund, voting together as a single class, and the vote of a "majority of the outstanding" (as defined under the 1940 Act) preferred shares of the Fund, voting as a separate class (if the Fund has preferred shares outstanding).

  •
  If not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as such term may be defined in the bylaws from time to time) then in office: 80% of all shares entitled to vote on the matter, voting together as a single class, and the vote of a "majority of the outstanding" (as defined under the 1940 Act) preferred shares of the Fund, voting as a separate class (if the Fund has preferred shares outstanding).

        Approval by a "majority of the outstanding" common shares and preferred shares (if any) of the Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the Fund's common shares and preferred shares (if any), together as a single class, present at a meeting of the Fund's shareholders, if the holders of more than 50% of the Fund's outstanding common shares and preferred shares (if any) are present or represented by proxy, or (2) more than 50% of the Fund's outstanding common shares and preferred shares (if any), together as a single class.

        Approval by a "majority of the outstanding" preferred shares of the Fund (if the Fund has preferred shares outstanding), as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the Fund's preferred shares, as a single class, present at a meeting of the Fund's shareholders, if the holders of more than 50% of the Fund's outstanding preferred shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding preferred shares.

REPURCHASE OF FUND SHARES

        We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

TAX MATTERS

        The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of our common shares. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, or the IRS, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that our shareholders hold our shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting us or our shareholders (including shareholders subject to special provisions of the Code). The discussion set forth herein does not constitute tax advice. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

        We intend to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, we must, among other things, satisfy income, asset diversification and distribution requirements. As long as we so qualify, we will not be subject to U.S. federal income tax to the extent that we annually distribute our investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and our "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss). We intend to distribute at least annually substantially all of such income and gain. If we retain any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if we fail to qualify as a regulated investment company for any taxable year, we will be subject to U.S. federal income tax on all of our income and gains at regular corporate tax rates.

        Distributions paid to you from our investment company taxable income are generally taxable to you as ordinary income to the extent of our current and accumulated earnings and profits. A portion of the distributions are likely to be affected by the character of distributions we receive from REITs, e.g., as ordinary income, QDI, capital gains or return of capital. Certain properly designated distributions may qualify (provided that holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that our income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as QDI eligible to be taxed at a reduced maximum rate to the extent that we receive QDI. QDI is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of our distributions will qualify for the dividends received deduction or for treatment as QDI or as to whether the favorable tax treatment for QDI will be extended by Congress for taxable years beginning after 2012.

        Distributions made to you from an excess of net long-term capital gain over net short term capital loss, or capital gain dividends, including capital gain dividends credited to you but retained by us, are taxable to you as long term capital gains if they have been properly reported by us, regardless of the length of time you have owned our shares. For individuals, long term capital gains are generally taxed at a reduced maximum rate.

        Distributions are taxable whether shareholders receive cash or reinvest the distributions in additional common shares through the Plan. Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

        If, for any calendar year, our total distributions exceed both the current taxable year's earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares, reducing that basis accordingly. Such distributions exceeding your basis will be treated as gain from the sale or exchange of the shares. When you sell your shares, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Generally, after the end of each year, you will be provided with a written notice reporting the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).

        The sale or other disposition of our shares will generally result in capital gain or loss to you which will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by you (including amounts credited to you as an undistributed capital gain dividend). Any loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short term capital gain will currently be taxed at the U.S. federal income tax rates applicable to ordinary income, while long term capital gain generally will be taxed at a reduced maximum U.S. federal income tax rate.

        Dividends and other taxable distributions are taxable to shareholders. If we pay you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

        Absent a specific statutory exemption, dividends other than capital gain dividends paid to a shareholder that is not a "U.S. person" within the meaning of the Code, or a foreign shareholder, are subject to withholding of U.S. federal income tax at a rate of 30% on distributions of investment company taxable income (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN).

        If any distributions received by a foreign shareholder from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign shareholder would generally be taxed on such amounts at the same rates applicable to a U.S. shareholder. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation.

        If the Fund is a "U.S. real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from "U.S. real property interests" and realized on account of certain capital gain dividends from REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign shareholders would thus generally be taxed on such gain at the same rates applicable to U.S. shareholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

        We are required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-exempt holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. In addition, we may be required to withhold on distributions to foreign shareholders.

        The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of us and our shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding the U.S. federal, foreign, state and local tax consequences of investing in our shares.

UNDERWRITING

        We intend to offer the shares through the underwriters named below. [    ] and [    ] are acting as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares

Total

        The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased, other than those covered by the overallotment option. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

        We have agreed to indemnify the underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

        The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

        In connection with this offering, our Managing Trustees have agreed to purchase from [    ] an aggregate of [    ] (representing [    ] of our outstanding securities). These shares will be sold at, and the Fund will receive, the full offering price of $[    ] per share; the Fund will not pay any discount or sales load related to these shares or bear any additional offering costs.

Sales Load and Expenses

        The underwriters' representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this Prospectus and to dealers at that price less a concession not in excess of $[    ] per share. The total sales load of $[    ] per share is equal to [      ]% of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[    ] per share to other dealers. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the shares sold in this offering for their account may be reclaimed by the syndicate if such shares are repurchased by the syndicate in stabilizing or covering transactions. After the offering, the public offering price, concession, discount and other selling terms may be changed.

        The following table shows the public offering price, sales load and proceeds before our expenses. The information assumes either no exercise or full exercise by the underwriters of their overallotment option to purchase additional shares and includes [    ] which [    ] has purchased from the Fund and

agreed to sell to affiliates, officers and directors of our Advisor for which no sales load or related expenses will be paid.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load	$	$	$
Expenses paid by us	$	$	$
Proceeds to us	$	$	$

        Our Advisor will pay in connection with this offering all of the organizational costs and all of the offering expenses, excluding the sales load, that exceed $[    ] per common share sold by the underwriters to persons other than affiliates, officers and directors of our Advisor.

        Our Advisor has entered into a distribution agreement with Destra under which Destra provides assistance to the Advisor with respect to distribution of the Common Shares. The fees due pursuant to this distribution agreement will be paid exclusively by our Advisor (and not by the Fund). Our Advisor has agreed to compensate Destra in the amount of up to $[        ] (which amount will not exceed [        ]% of gross offering proceeds). We intend to treat certain offering related expenses of Destra under the distribution agreement as our offering expenses and to reimburse such expenses to the extent that they, together with all of our other offering expenses, do not exceed $[        ] per Common Share. Destra is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act, although Destra will not purchase or resell any of the Common Shares in connection with the offering.

        The sum of all compensation to the underwriters in connection with this public offering of common shares, including the sales load, the expense reimbursements, fees paid to Destra pursuant to the distribution agreement and all forms of additional payments to the underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed [        ]% of the total public offering price of the common shares sold in this offering.

Overallotment Option

        We have granted an option to the underwriters to purchase up to [    ] additional common shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this Prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional common shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

        We and our Advisor have agreed that, for a period of [    ] days from the date of this Prospectus, we will not, without the prior written consent of [    ] or [    ] on behalf of the underwriters, sell any additional common shares, except for the sale of common shares to the underwriters pursuant to the underwriting agreement. [    ] or [    ], in their sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representatives of the underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in our common shares will develop and continue after this offering.

NYSE Listing

        We expect to list our common shares on the NYSE under the symbol "PIF", subject to notice of issuance. In connection with the requirements for listing our common shares on the NYSE, we expect the underwriters to undertake to sell at least 1,000,000 common shares in lots of 100 or more common shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

Price Stabilization and Short Positions

        Until the distribution of the common shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price. Purchases of our common shares to stabilize the market price may cause the price of our common shares to be higher than it might be in the absence of such purchases.

        In connection with the offering, the underwriters may make short sales of the common shares. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters' overallotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the overallotment option.

        Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make "naked" short sales of common shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Similar to other purchase transactions, the underwriters' purchases to cover syndicate short sales may have the effect of maintaining the market price of the common shares or preventing or retarding a decline in the market price of the common shares. As a result, the price of the common shares may be higher than the price that might otherwise exist in the open market.

        Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

        We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor, for which services they have received, and may, in the future, receive customary fees.

        Prior to the public offering of our common shares, our Advisor has purchased [    ] common shares from us for a purchase price of $[    ] each to satisfy the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this Prospectus, our Advisor owned 100% of our outstanding common shares and therefore may be deemed to control the Fund until such time as it owns less than 25% of our outstanding common shares, which is expected to occur upon the closing of this offering. The Advisor is organized as a Massachusetts corporation, is located at Two Newton Place, 255 Washington Street, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

Business Address of Representatives

        The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ].

CUSTODIAN, TRANSFER AGENT AND INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Our custodian is State Street. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our transfer agent is Wells Fargo.

        [            ], whose principal business address is [                    ], is our independent registered public accounting firm and is expected to render an opinion annually on our financial statements.

SECONDARY MARKET SUPPORT SERVICES

        Destra will provide the Fund with secondary market support services in connection with our on-going operations. These services include, but are not limited to, providing customary market support services provided by other similar broker/dealers to closed end funds. We will pay Destra an annual fee in an amount equal to [        ]% ([        ] bps) of our average aggregate daily Managed Assets during the Initial Term, and [    ]% ([        ] bps) of our average aggregate daily Managed Assets during any Renewal Terms, each to be accrued and paid in the same manner, over the same period and paid on the same day as our Advisor's investment advisory fee is paid under its investment advisory agreement.

LEGAL MATTERS

        Certain legal matters in connection with our common shares will be passed upon for us by [        ]. [        ] also acts as legal counsel to our Advisor, Reit Management and certain of their affiliates.

        Certain legal matters will be passed upon for the underwriters by [    ].

[      ] Shares

[LOGO]

Common Shares

$[        ] PER SHARE

RMR Preferred Income Fund

[List of underwriters]

PROSPECTUS

[date]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED JANUARY 18, 2013

STATEMENT OF ADDITIONAL INFORMATION

[LOGO]

RMR PREFERRED INCOME FUND

        This Statement of Additional Information, or SAI, is not a Prospectus, but should be read in conjunction with the Prospectus of RMR Preferred Income Fund, dated [                        ], 2013, as supplemented from time to time.

        This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the SAI and the Prospectus may be obtained free of charge by writing to RMR Funds at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's, or SEC's, website at http://www.sec.gov.

The date of this SAI is [                        ], 2013.

GENERAL INFORMATION

  The Fund

        RMR Preferred Income Fund, or we, us, or the Fund, is a newly organized, non-diversified, closed end management investment company organized as a Maryland statutory trust on April 4, 2012.

        The business office of the Fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

  The Advisor

        We will be managed by our Advisor, RMR Advisors, Inc. Our Advisor currently manages one other closed end fund, RMR Real Estate Income Fund (NYSE MKT: RIF). Our Advisor is an affiliate of Reit Management & Research LLC, or Reit Management, which manages five publicly owned REITs and two publicly owned real estate based operating companies, which together have approximately $[      ] billion of total market capitalization.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

        The following descriptions supplement the descriptions of the principal investment objective, policies, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by our board of trustees, or the Board, without the approval of the shareholders.

Preferred Securities

        Preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid.

        However, many preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

        Pursuant to the dividends received deduction, or the DRD, corporations may generally deduct 70% of the income they receive from dividends on preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by real estate investment trusts, or REITs. Under current law, individuals will generally be taxed at long term capital gain rates on qualified dividend income, or QDI, for taxable years beginning on or before December 31, 2012. There can be no assurance that favorable tax treatment of QDI will continue following December 31, 2012. However, not all preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs.

        Floating Rate Securities.    The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

        Convertible Preferred Securities.    Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Debt Securities

        In addition to investing in preferred securities, the Fund may invest in corporate debt securities. Other debt securities in which the Fund may invest include investments in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non U.S. government or its agencies or instrumentalities. Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.

        Corporate Debt Obligations.    The Fund may invest in investment grade or below investment grade U.S. dollar denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Advisor may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

        U.S. Government Obligations.    The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest bearing securities because investors receive no payment until maturity.

        Other obligations are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

        Mortgage Backed and Asset Backed Securities.    Mortgage backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

        Other asset backed securities are structured like mortgage backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset backed securities to enforce its security interest in the underlying assets may be limited.

        If the Fund purchases a mortgage backed or other asset backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage backed or other asset backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

        When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage backed or other asset backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

        Collateralized Mortgage Obligations.    The Fund may invest in collateralized mortgage obligations, or CMOs. A CMO is a hybrid between a mortgage backed bond and a mortgage pass through security. A CMO is a type of mortgage backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi annually.

        CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds, or Bonds. Proceeds of the Bond offering are used to purchase mortgages or mortgage pass through certificates, or Collateral. The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment.

        With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        Municipal Securities.    The Fund may invest in "Municipal Securities," which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

        Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences.

        The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended, or the Code, to pass through income from Municipal Securities as tax free to the Fund stockholders.

        Floating Rate Loans.    The Fund may invest in senior secured floating rate loans, or Senior Loans. Senior Loans generally are made to corporations, partnerships and other business entities, or borrowers, which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate, plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

        Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund's investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

        Bank Instruments.    The Fund may invest in certificates of deposits, time deposits and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. The Fund may invest in certificates of deposit (Eurodollar CDs) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

Below Investment Grade Securities

        Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are subordinated to senior debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

        The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these securities are commonly referred to as "high yield" or "junk" securities. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if it is rated as such by one of Moody's Investor Service, Inc., or Moody's, Standard and Poor's Ratings Group, a division of the McGraw Hill Companies, or S&P, Fitch, Inc., or Fitch, or another nationally recognized statistical ratings organization, or, if unrated, are judged to be investment grade by the Advisor.

        Lower rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objective may, to the extent the Fund is invested in lower rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The secondary markets in which lower rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

        It is reasonable to expect that any adverse economic conditions could disrupt the market for lower rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower rated securities.

Common Securities

        The Fund may invest in common securities. Common securities represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. The Advisor evaluates a number of factors in deciding whether to invest in common shares of companies. These factors include the financial condition of those companies, the segment of the market in which the companies do business or the types of investments on which the companies focus, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and the Advisor's assessment of the quality of the companies' management.

Cash Reserves

        Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

        Money market instruments in which the Fund may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars and money market mutual funds.

Other Investment Companies

        Though we do not currently intend to do so, we may in the future invest in the securities of other investment companies, including open end funds, closed end funds or exchange traded funds, or ETFs, such as other funds that invest primarily in the types of securities as described herein, to the extent permitted under Section 12(d)(1) of the Investment Company Act of 1940, or the 1940 Act, and the rules thereunder, or any exemption granted under the 1940 Act. We also may invest in other funds either during periods when we have large amounts of uninvested cash, such as during the period shortly after we receive the proceeds of the offering of our common shares, or during periods when there is a shortage of attractive opportunities in the market.

        The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which we are subject. As described in the Prospectus in sections entitled "Use of Leverage" and "Risk Factors—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other funds may have investment policies that differ from those of the Fund. In addition, to the extent we invest in other funds, we will be dependent upon the investment and research abilities of persons other than our Advisor.

        ETFs are open end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs provide investment results that generally are intended to correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF's ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund. An ETF also incurs certain expenses not incurred by its applicable index.

Portfolio Turnover Rate

        The Fund's portfolio turnover rate is calculated by dividing the proceeds from its sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of the Fund's investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, the Fund does not intend to engage in trading activities for the purpose of realizing short term gains. Rather, the Fund intends to purchase and sell securities to accomplish its investment objective and in consideration of its then current view of prevailing or anticipated market and other conditions that it believes may impact the value of those securities. For example, the Fund may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, the Fund does not expect that its turnover rate under normal market conditions will be greater than [        ]%.

Foreign (Non-U.S.) Securities

        The Fund may invest in securities of foreign (non-U.S.) companies. Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, we will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause us to lose money on its investments in foreign securities.

        Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods. Dividend income the Fund receives from foreign securities may not be eligible for the reduced rates of taxation that may be applicable to QDI. See "Tax Matters."

        The Fund may also invest in sponsored and unsponsored American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, European Depository Receipts, or EDRs, and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. EDRs, in bearer form, are designed for use in the European securities markets.

        Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Fund will be subject to risks associated with adverse economic, political and social developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries.

        Investing in these foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

  •
  future foreign economic, financial, political and social developments;

  •
  different legal systems;

  •
  the possible imposition of exchange controls or other foreign governmental laws or restrictions;

  •
  less governmental supervision;

  •
  regulation changes;

  •
  changes in currency exchange rates;

  •
  less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

  •
  high and volatile rates of inflation;

  •
  fluctuating interest rates; and

  •
  different accounting, auditing and financial record keeping standards and requirements.

        In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

  •
  growth of gross domestic product;

  •
  rates of inflation;

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  capital reinvestment;

  •
  resources;

  •
  self sufficiency; and

  •
  balance of payments position.

        To the extent the Fund has significant investments in a geographic region or country, the Fund will be subject to the risks of adverse changes in that region or country. Risks associated with investing in foreign securities may be more pronounced in emerging markets where the securities markets are substantially smaller, less developed, less liquid, less regulated and more volatile than the securities markets of the United States and developed foreign markets. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Financials Sector Securities

        We may also invest in companies in the financials sector, which is comprised of the banks, diversified financials and insurance industries. Companies in the financials sector are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. This regulation may limit both the amount and types of loans and other financial commitments a financials sector company can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a financials sector company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. The profitability of a financials sector company is largely dependent on the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. Our investments in companies in industries comprising the financials sector makes us more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, increased loan losses, concentration of loans, competition and increases in the cost of deposits.

        Because the Fund may invest in companies in the financials sector, it may be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund's investments in these companies may lose significant value during such periods. Moreover, the continuing implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, may result in reduced profitability for companies in the financials sector. In addition, many factors affecting companies in such industries are generally beyond such companies' control such as the performance of the U.S. and foreign economies and stock markets and interest rates. Inflation, national and world politics, fiscal policy and current events, will each have a significant effect on such companies' securities performance. The financial services industries also are subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear.

        Financials sector companies that are insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines may also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorist activities and other disasters. Life and health insurer profits may be affected by mortality risks and mortality rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies that insure insurance companies, so-called reinsurance carriers.

        The value of securities associated with companies in the financials sector dramatically declined in connection with the financial crisis and recession of 2007-09. This decline stemmed from a disruption in the financial and credit markets, which originated in and most dramatically affected the sub-prime mortgage sector of the credit market, and had severe consequences for the financials sector and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for the financials sector companies in which the Fund may invest, and significantly increased the risk of investing in these companies. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards and increased risk of bankruptcy and business failure generally for companies in the financials sector.

        For example, companies in the financials sector incurred billions of dollars in write-downs due to mortgage related investments, forcing these institutions to raise capital and sell assets to shore up their overleveraged balance sheets, which resulted in, among other things, dilutive common and preferred stock offerings, dividend cuts and/or the loss of valuable revenue streams. In several high-profile instances, these write-downs, coupled with the tightening of the credit markets, resulted in bank failures, bankruptcy and/or distressed sales to other institutions. In addition, some investment banks that did not fail, become bankrupt or get acquired by other institutions elected to become bank holding companies and consequently are now subject to regulation as such by the U.S. Federal Reserve. The U.S. Governmental response to this crisis included the Dodd-Frank Act which, as discussed above, may result in reduced profitability for companies in the financials sector. See "Market Disruption/Economic Climate Risk" and "Dodd-Frank Act Risk" in the Prospectus.

        Since 2009, the companies in the financials sector have gradually begun to recover, however this recovery remains fragile and uncertain and there can be no assurance that this recovery will be sustained or that the value of securities associated with the financials sector will not again dramatically decline giving rise again to the risks discussed above. Any of these risks could have a material adverse effect of the value of our portfolio and returns to our common shareholders.

Short Sales

        The Fund may, but does not currently plan to, enter into short sales. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.

Special Investment Instruments and Techniques

        The Fund may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest or currency rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. These strategies may be executed through derivative transactions. Pursuant to recently promulgated Commodity Futures Trading Commission, or CFTC, regulations, the Fund will evaluate each year whether it is eligible to claim an exclusion from the status as a "commodity pool operator" under the Commodity Exchange Act, or the CEA. The Fund's eligibility to claim this exclusion will be based upon the level and scope of its derivatives transactions, the purposes of such derivatives transactions and the manner in which the Fund holds out its use of derivatives transactions. These recently promulgated CFTC regulations, however, have an extended implementation period and, as of the date of this SAI, are not in effect. Thus, the Fund has claimed an exclusion from the status as "commodity pool operator" under the CEA pursuant to existing laws. Accordingly, the Fund will not be subject to regulation under the CEA or otherwise regulated by the CFTC unless in the future it is no longer able to claim the applicable exclusion.

        The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund's investment objective.

        Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

        The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of derivatives transactions also is subject to the ability of the Advisor to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes.

        The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Hedging Transactions

        The Fund may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

        When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss. The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

Futures Contracts and Options on Futures Contracts

        The Fund may contract for the purchase or sale with future delivery, or futures contracts, of securities, aggregates of debt securities, currencies and financial indices, and options thereon in connection with the Fund's hedging and other risk management strategies. The Fund will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. The Fund's futures contracts, if any, will be in accord with the rules and regulations of the CFTC.

        The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

        Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit." Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Fund is willing to effect trades at or within the limit, which may hinder the ability of the Fund to trade.

        The profitability of such an investment depends on the ability of the Advisor to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events and other unforeseen events. Such events could result in large market movements and volatile market conditions and create the risk of significant loss. A variety of possible actions by various government agencies can also inhibit profitability or can result in loss. In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets. Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5%-15% of the face value of the contract and exposure can be nearly unlimited). The CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts. All of the positions held by all accounts owned or controlled by the Fund will be aggregated for the purposes of determining compliance with position limits. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and profitability of the Fund.

Call and Put Options on Individual Securities

        The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

        A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of the Fund or with the Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

        The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

        Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Call and Put Options on Securities Indices

        The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in shares held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movement in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movement in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to the Advisor's ability to predict correctly movement in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Swaps and Additional Derivative Transactions

        The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, the Fund may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Fund or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Fund's investment strategies and investment objectives and legally permissible. Special risks may apply to instruments that are invested in by the Fund in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Fund.

        The Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long term or short term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices, baskets of securities or inflation rates.

        Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.

        Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio.

        Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, or the net amount. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund. In addition, swap agreements may be subject to new or increased government regulation as discussed in the Prospectus under the heading "Risk Factors—Derivatives Risk" and the effects of such regulation cannot be predicted.

Interest Rate Transactions

        Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us, or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount.

        Interest rate swaps and caps generally do not require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our out of pocket risk of loss with respect to interest rate caps or swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. However, if the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our preferred share distributions or interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such out of pocket losses or counter party defaults may also negatively impact our common share values. Although we cannot guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

        At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and common share value.

        We may choose or be required to reduce or eliminate our use of borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination.

        Whether we will purchase interest rate caps or enter interest rate swaps or other interest rate hedging transactions will depend upon our Advisor's or our Board's evaluation of the costs and risks versus the benefits, arising from such transactions from time to time.

Investment Restrictions

  Fundamental Investment Restrictions of the Fund

        The following investment restrictions are fundamental policies of the Fund and may not be changed without the vote of a "majority of the outstanding" (as defined under the 1940 Act) common shares and preferred shares (if any) of the Fund, voting together as a single class, and the vote of a "majority of the outstanding" (as defined under the 1940 Act) preferred shares of the Fund, voting as a separate class (if the Fund has preferred shares outstanding).

        Approval by a "majority of the outstanding" common shares and preferred shares (if any) of the Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the Fund's common shares and preferred shares (if any), together as a single class, present at a meeting of the Fund's shareholders, if the holders of more than 50% of the Fund's outstanding common shares and preferred shares (if any) are present or represented by proxy, or (2) more than 50% of the Fund's outstanding common shares and preferred shares (if any), together as a single class.

        Approval by a "majority of the outstanding" preferred shares of the Fund (if the Fund has preferred shares outstanding), as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the Fund's preferred shares, as a single class, present at a meeting of the Fund's shareholders, if the holders of more than 50% of the Fund's outstanding preferred shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding preferred shares.

          1.     The Fund may not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

          2.     The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

          3.     The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in (a) real estate or are engaged in the real estate business, including REITs, (b) mortgages and mortgage related securities and (c) other securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

          4.     The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities.

          5.     The Fund will make investments that will result in concentration (25% or more of the value of its investments) in the securities of companies primarily engaged in the real estate industry, and not in other industries; provided, however, this does not limit the Fund's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

          6.     The Fund may purchase and sell commodities to the maximum extent permitted by law.

        The 1940 Act limits with respect to senior securities are described in the Prospectus under "Use of Leverage—Leverage Restrictions." The Fund does not currently intend to lend through the use of repurchase agreements in the ordinary course of business, but may use repurchase agreements for cash management or defensive reasons as set forth above under "Additional Information About Investment Policies and Restrictions—Cash Reserves."

  Non-Fundamental Investment Restrictions of the Fund

        The Fund has also adopted the following investment restrictions which are not fundamental policies of the Fund. Since these investment restrictions are not fundamental policies of the Fund, they may be changed by the Fund's Board without the approval of the Fund's shareholders.

          1.     The Fund will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 5% of the value of the Fund's Managed Assets. The Fund's Managed Assets are equal to the net asset value of the Fund plus the principal amount of any borrowings outstanding.

          2.     The Fund will not enter into short sales representing more than 5% of the value of the Fund's Managed Assets.

          3.     The Fund will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

          4.     The Fund will invest, under normal market conditions, at least 80% of the value of its Managed Assets in preferred securities, unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with Rule 35d-1 under the 1940 Act.

MANAGEMENT OF THE FUND

Trustees and Officers

[TO COME BY AMENDMENT]

Board Leadership Structure and Committees

[TO COME BY AMENDMENT]

The Advisor and the Administrator

        RMR Advisors, Inc., the Funds' investment adviser, or the Advisor, was founded in 2002 and began the substantial majority of its current business activities in December 2003. As of [                    ], 2013, the Advisor had $ [            ] million of assets under management. The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. As of [                    ], 2013, the entities managed by Reit

Management have a total market capitalization of approximately $[      ] billion. The Advisor is owned by Messrs. Barry M. Portnoy and Adam D. Portnoy. The Advisor is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

  Directors and Officers of the Advisors

[TO COME BY AMENDMENT]

  Portfolio Managers

        The Fund's portfolio managers will be:

  •
  Fernando Diaz, CFA.  Mr. Diaz is expected to be one of our Vice Presidents and is also a Vice President of RMR Real Estate Income Fund, or RIF, a position he has held since May 2007. Mr. Diaz has also been a portfolio manager of RIF and a Vice President of the Advisor since May 2007. Mr. Diaz was previously Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

  •
  Adam D. Portnoy.  Mr. Portnoy is currently our sole trustee and is also a Managing Trustee of RIF (since 2009). Mr. Portnoy is also our President and is the President of RIF (since 2007). Mr. Portnoy has also been a portfolio manager of RIF since 2007. Mr. Portnoy is President, Chief Executive Officer, Director and an owner of the Advisor (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President and Chief Executive Officer of Reit Management (since 2006; Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT (since 2006; Executive Vice President from 2003 to 2006; President since 2011); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011); and Managing Trustee of Select Income REIT (since 2012). Mr. Portnoy is the son of Barry M. Portnoy, who we expect to become one of our trustees and who will also serve as one of our portfolio managers.

  •
  Barry M. Portnoy.  Mr. Portnoy is expected to become one of our trustees and is also a Managing Trustee of RIF (since inception). Mr. Portnoy is also a portfolio manager of RIF (since inception). Mr. Portnoy is a Director, owner and Vice President of the Advisor (since 2002); Mr. Portnoy is also the Founder and Chairman of Reit Management (since 1986; Chairman since 1998); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2007); Managing Trustee of Government Properties Income Trust (since 2009); and Managing Trustee of Select Income REIT (since 2012).

        The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with RIF's predecessor funds.

        Other Accounts Managed.    The following table sets forth information about the funds and accounts other than the Fund for which the Fund's portfolio managers are jointly and primarily responsible for the day to day portfolio management as of [                        ], 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fernando Diaz	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]
Adam D. Portnoy	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]
Barry M. Portnoy	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]	[ ] / $[ ]

        Conflicts of Interest.    It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account related impediments (such as client imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objectives.

        The portfolio managers may also have conflicts of interest with respect to the brokers selected to execute portfolio transactions for Fund. Subject to the supervision of the Fund's Board, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the Fund since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the Fund's account based on the amount of brokerage commissions paid by the Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, or Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the Fund's account.

        Compensation.    Mr. Barry Portnoy is a voting, 55% owner of the Advisor and Mr. Adam Portnoy is a voting, 45% owner of the Advisor. The Advisor pays no direct compensation to Mr. Barry Portnoy for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any. The Advisor pays an annual cash bonus to Mr. Adam Portnoy based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry Portnoy and Adam Portnoy. Mr. Adam Portnoy receives no other direct compensation from the Advisor for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

        Ownership of Securities.    The following table sets forth, for each portfolio manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of [                        ], 2013, unless otherwise noted.

Name of Portfolio Manager	Dollar range of equity securities in the Fund
Fernando Diaz
Adam D. Portnoy
Barry M. Portnoy

 COMPENSATION OF TRUSTEES

[TO COME BY AMENDMENT]

ADMINISTRATIVE SERVICES

        The Advisor performs administrative functions for the Fund pursuant to an administration agreement with the Fund, or the Administration Agreement. Under the supervision of the Advisor, State Street Bank & Trust Company, or State Street, has been selected as subadministrator to provide the Fund with substantially all fund accounting and other administrative services. Administrative costs are reimbursed by the Fund to the Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by the Fund, the Advisor and its affiliates and payments to State Street.

        Pursuant to the Administration Agreement, the Advisor performs administrative and accounting functions for the Fund, including: (i) providing office space, telephones, office equipment and supplies; (ii) authorizing expenditures and approving bills for payment on the Fund's behalf; (iii) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and SAI of the Fund, for the purpose of filings with the SEC and state securities regulators, and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparing periodic reports for the Fund for filing with the SEC and distributing to the Fund's shareholders, as applicable, and preparing other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the Fund's attorneys, accountants, custodian, transfer agent and printer; (vii) supervising compliance by the Fund with record keeping requirements under the 1940 Act and the regulations thereunder; (viii) maintaining books and records for the Fund (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring the Fund's compliance with the Code. The Advisor also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with the subadministrator, transfer agent, custodian and dividend reinvestment plan agent of the Fund. The personnel rendering these services may be employees of the Advisor or its affiliates and may act as officers of the Fund.

        Pursuant to the Administration Agreement, and with the approval of the Fund's Board, the Advisor has chosen State Street as subadministrator for the Fund. Under the subadministration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain books and records of the Fund that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, the Fund does not pay the Advisor any fee in addition to the advisory fees it pays to the Advisor. Instead, under the Administration Agreement, the Fund reimburses the Advisor for the costs of these services, and a reasonable allocation of the costs of goods and services provided by the Advisor and its affiliates to the Fund and to third parties.

        Wells Fargo Bank, N.A., Shareowner Services, or Wells Fargo, is the transfer agent and the dividend paying agent for the Fund. Wells Fargo bills the Fund monthly for services provided as a transfer agent.

Custodian

        Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street. Under the custodian agreement, State Street performs custody, portfolio, foreign custody manager and fund accounting services for the Fund.

Secondary Market Support Services

        Destra will provide the Fund with secondary market support services in connection with our on-going operations. These services include, but are not limited to, providing customary market support services provided by other similar broker/dealers to closed end funds.

CODE OF ETHICS

        The Fund and the Advisor have adopted a code of ethics, or Code of Ethics, in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of portfolio funds that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

        Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

        The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures are implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the Fund's Board that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

        Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the Fund's Board. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board and the Advisor will follow the instructions of the Board.

        Information regarding how the Advisor voted the proxies received by the Fund during the 12-month period ended June 30th is available (i) without charge, on request, by calling the Fund at (617) 332-9530, or (ii) by visiting the SEC's website at www.sec.gov and accessing the Fund's Form N-PX.

PRIVACY POLICY

        The Fund is committed to maintaining your privacy and to safeguarding your nonpublic personal information. The Fund does not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of the Fund's shares. If you are the record owner of the Fund's shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your Fund share transactions, either directly or through our transfer agent. The Fund does not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. The Fund restricts access to nonpublic personal information about you to the Advisor, the Advisor's employees and other service providers with a legitimate business need for the information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of the Board, the Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on behalf of the Fund as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to the Fund's investment performance on a continuing basis. The Fund understands that the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. Subject to such policies and procedures as the Board may determine, the Advisor may cause the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities under the Administration Agreement. The Fund understands that research and investment information provided at no cost to the Advisor by brokers that are paid by the Fund will be available to benefit other accounts advised by the Advisor and its affiliates. In the allocation of the Fund's brokerage business the Advisor is authorized to consider, subject to any policies and procedures as the Board may determine and applicable law, such factors as necessary to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

TAX MATTERS

        The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, or the IRS, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Fund's shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of investing in the Fund.

Taxation of the Fund

        The Fund intends to elect to be, and to qualify for special tax treatment afforded to, a regulated investment company, or RIC, under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

        To qualify for this treatment, the Fund must generally, among other things: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its investing in securities or those currencies; (ii) timely distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain in excess of net long term capital loss and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (iii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers the Fund controls (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) that are engaged in the same, similar or related trades or businesses.

        The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. Generally, the Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income.

        To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98.2% of its net capital gains for the one year period ending October 31 of that year, plus 100% of any retained amount of either its ordinary income or net capital gains from the prior year, the Fund will be subject to a nondeductible 4% excise tax. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund generally intends to make distributions sufficient to avoid imposition of material excise tax.

        If the Fund was unable to satisfy the 90% distribution requirement or otherwise was to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions generally would be eligible (i) through 2012, for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund as an additional tax. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

        Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash (e.g., under the original issue discount rules), (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions, may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

        If the Fund invests in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to "pass through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

        The Fund may acquire securities issued with original issue discount, or OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of the Fund's portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

Taxation of Shareholders

        Distributions paid by the Fund from its investment company taxable income (as defined above) (referred to hereinafter as "ordinary income dividends"), whether paid in cash or reinvested in Fund shares, are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. A portion of the distributions are likely to be affected by the character of distributions each receives from REITs, e.g., as ordinary income, qualified dividend income, capital gains or return of capital. Certain properly designated distributions may qualify (provided that holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Fund receives QDI. QDI is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Fund's distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for QDI will be extended by Congress for taxable years beginning after 2012.

        The Fund may designate all or a portion of any retained net capital gain as undistributed capital gains in a notice to shareholders, and if it does so, shareholders will (i) be required to include in their

U.S. federal taxable income, as long-term capital gain, their share of the retained amount and (ii) be entitled to credit their proportionate share of the tax the Fund paid on the retained amount against their U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in such shareholder's shares would be increased by the difference between the retained capital gains included in the shareholder's gross income and the tax credit claimed by the shareholder under clause (ii) of the preceding sentence.

        Distributions made from net capital gain, which is the excess of net long term capital gains over net short term capital losses, or capital gain dividends, including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long term capital gains if they have been properly reported by the Fund, regardless of the length of time the shareholder has owned common shares of the Fund. Net long term capital gain of individual shareholders is generally taxed at a reduced maximum rate. For corporate taxpayers, net long term capital gain is taxed at ordinary income rates.

        If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder's basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund's common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

        Generally, after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

        The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder's tax basis in its shares. Generally, a shareholder's gain or loss will be long term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Fund will be disallowed if the shareholder acquires other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long term and short term capital gains of corporations at the rates applicable to ordinary income.

        Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

        An investor should be aware that if Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund's taxable year may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

        A shareholder that is a nonresident alien individual or a foreign corporation, or a foreign shareholder, generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Fund's net capital gain to a foreign shareholder, and gains recognized by a foreign shareholder upon the sale of the Fund's common shares, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if the foreign shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the tax consequences of investing in the Fund's common shares.

        Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of "U.S. real property interests," or USRPIs, apply to the foreign shareholder's sale of shares of the Fund or to the capital gain dividend the foreign shareholder received (see below).

        Subject to certain exceptions (e.g., if the Fund were a "United States real property holding company" as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund's current or accumulated "earnings and profits" for the applicable taxable year) when paid to its foreign shareholders.

        Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers. Special rules would apply if the Fund were either a "U.S. real property holding corporation," or USRPHC, or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs, the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

        If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund.

        In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale. Moreover, if the Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund's current and accumulated "earnings and profits" for the applicable taxable year.

        In addition, withholding at a rate of 30% will be required after December 31, 2013, on dividends in respect of, and after December 31, 2014, on gross proceeds from the sale of, our common shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity or entities through which our common stock is held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required after December 31, 2013, on dividends in respect of, and after December 31, 2014, on the gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. Foreign shareholders are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

        Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." Such excess inclusion income may (i) constitute "unrelated business taxable income," or UBTI, for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) as UBTI, cause a charitable remainder trust to lose its tax-exempt status, (iii) not be offset against net operating losses for tax purposes, (iv) not be eligible for reduced U.S. withholding for foreign shareholders even from tax treaty countries and (v) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

Backup Withholding

        The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Fund's common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding U.S. federal, state, local and foreign tax consequences of investing in the Fund.

 EXPERTS

        The statement of assets and liabilities of the Fund as of [        ] included in this SAI has been so included in reliance on the report of [            ], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

        The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and files reports, proxy statements and other information with the SEC. The SEC maintains a website that contains the reports, proxy statements and other information that the Fund files electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at www.sec.gov. Reports, proxy statements and other information filed by the Fund with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

FINANCIAL STATEMENT

[To be filed by amendment]

DESCRIPTION OF RATINGS

        The ratings of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings, Inc. represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

STANDARD & POOR'S CORPORATE BOND RATINGS:

        AAA—Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

        A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB—Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B—Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC—Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC—Bonds rated CC are currently highly vulnerable to nonpayment.

        C—A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying dividends.

        CI—The rating CI is reserved for income bonds on which no interest is being paid.

        D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

        A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2—Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

        A-3—Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

        B—Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D—A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

        Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa—Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca—Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C—Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        MODIFIERS—Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

        Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

  •
  Leading market positions in well-established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note:    A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS:

        AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

        AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+".

        A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:  Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR:    Indicates that Fitch does not rate the specific issue.

        Withdrawn:    A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS:

        BB:  Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B:    Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

        CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

        CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds are in imminent default in payment of interest or principal.

        DDD, DD, and D:    Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below "CCC".

        NR:    Indicates that Fitch does not rate the specific issue.

        Conditional:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS:

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F1:    Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+".

        F2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

        F3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C:    High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D:    Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

NOTES:    Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower rated speculative bonds. The Fund is dependent on the Advisor's judgment, analysis and experience in the evaluation of such bonds. Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

1.
Financial Statements

Part A	None
Part B	Statement of Assets and Liabilities† Report of Independent Registered Public Accounting Firm†
2.
Exhibits

(a)	Agreement and Declaration of Trust(1)
(b)	Bylaws(1)
(c)	Not applicable
(d)	Not applicable
(e)	Form of Dividend Reinvestment Plan†
(f)	Not applicable
(g)	Form of Investment Advisory Agreement†
(h)
(i) Form of Underwriting Agreement†
(ii) Form of Master Agreement Among Underwriters†
(iii) Form of Master Selected Dealers Agreement†
(i)	Not applicable
(j)	Form of Custodian Agreement†
(k)
(i) Form of Transfer Agency Services Agreement†
(ii) Form of Administration Agreement†
(iii) Form of Subadministration Agreement†
(iv) Form of Secondary Market Support Services Agreement between the Registrant and Destra Capital Investments LLC†
(1)	Opinion and Consent of Counsel to the Registrant†
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm†
(o)	Not applicable
(p)	Form of Initial Subscription Agreement†
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Advisor†

  (1)
  Previously filed as an exhibit to the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on April 18, 2012 (File Nos. 333-180801 and 811-22695).

  †
  To be filed by amendment.

Item 26.    Marketing Arrangements.

        Reference is made to the Form of Underwriting Agreement to be filed by amendment to this Registration Statement.

Item 27.    Other Expenses of Issuance and Distribution

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration and Filing Fees	$

FINRA Fees
NYSE Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total	$

Item 28.    Persons Controlled by or Under Common Control With Registrant

        None.

Item 29.    Number of Holders of Securities (as of [                ], 2013)

Title of Class	Number of Record Holders
Common Shares, par value $.001 per share

Item 30.    Indemnification

        Sections 8.1, 8.2, 8.4, 8.5 and 8.9 of the Registrant's Agreement and Declaration of Trust provide as follows:

        Section 8.1.    Limitation of Trustee Liability.    To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a Maryland statutory trust, no current or former Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 8.1, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland statutory trust for money damages in a suit by or on behalf of the Trust or by any shareholder, or arising by reason of his or her action on behalf of the Trust, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

        Section 8.2.    No Liability for Acts of Others.    Without limiting the foregoing limitations of liability contained in this Section 8.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian, transfer agent or other agent or independent contractor of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust).

        Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to his or their capacity as a Trustee or Trustees and neither such Trustee or Trustees shall be personally liable thereon.

        All Persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust's officers, employees, agents or independent contractors, whether past, present or future, shall be personally liable therefor.

        ...

        Section 8.4.    Indemnification of Trustees, Officers etc.    At the discretion of the Board of the Trustees, the Trust may indemnify a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII.

        Section 8.5.    Indemnification Not Exclusive.    The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law.

        ...

        Section 8.9.    Trustees, Shareholders, etc. Not Personally Liable; Notice.    All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or the assets of that particular series or class of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

        ...

        Section 8.12.    1940 Act Limitations.    So long as the 1940 Act so requires, no provision of this Article VIII shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        The Registrant intends to enter into indemnification agreements with its Trustees and officers providing that the Registrant will indemnify such Trustees and officers to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Reference is also made to Section [      ] of the Form of Underwriting Agreement to be filed as Exhibit (h)(i) to this Registration Statement.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Advisor

        The description of the business of RMR Advisors, Inc. is set forth under the caption "Management of the Fund" in the Statement of Additional Information forming part of this Registration Statement.

        The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, the Advisor, the Custodian and the Administrator. The address of each is as follows:

  Registrant:

    RMR Preferred Income Fund
    Two Newton Place
    255 Washington Street, Suite 300
    Newton, Massachusetts 02458

  Advisor/Administrator:

    RMR Advisors, Inc.
    Two Newton Place
    255 Washington Street, Suite 300
    Newton, Massachusetts 02458

  Custodian:

    [To come by further amendment]

  Sub-Administrator:

    [To come by further amendment]

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

        (1)   The Registrant hereby undertakes to suspend the offering of its limited liability company interests until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

        (2)   Not Applicable

        (3)   Not Applicable

        (4)   Not Applicable

        (5)   If applicable:

          (a)   for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (b)   for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6)   The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton and Commonwealth of Massachusetts on the 18th day of January, 2013.

RMR PREFERRED INCOME FUND
By:	/s/ ADAM D. PORTNOY
	Name:	Adam D. Portnoy
	Title:	President, Treasurer and Sole Trustee

        As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ADAM D. PORTNOY Adam D. Portnoy	President, Treasurer and Sole Trustee	January 18, 2013